SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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CISCO SYSTEMS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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CISCO SYSTEMS, INC.

September 18, 2003

DEAR CISCO SYSTEMS SHAREHOLDER:

You are cordially invited to attend the Annual Meeting of Shareholders of Cisco Systems, Inc., which will be held at the San Jose McEnery Convention Center in Ballroom A, located at 150 West San Carlos Street, San Jose, California on Tuesday, November 11, 2003, at 10:00 a.m. Pacific Time. You will find a map with directions to the meeting on the outside back cover of the Proxy Statement.

Details of the business to be conducted at the meeting are given in the attached Notice of Annual Meeting of Shareholders and the attached Proxy Statement.

Whether or not you plan to attend the meeting, please vote as soon as possible. You may vote by mailing a completed proxy card, by telephone or over the Internet. Voting by any of these methods will ensure your representation at the meeting.

We look forward to seeing you at the meeting.

John T. Chambers

President and Chief Executive Officer

San Jose, California

YOUR VOTE IS IMPORTANT

In order to ensure your representation at the meeting, please complete, sign and date the enclosed proxy as promptly as possible and return it in the enclosed envelope (to which no postage need be affixed if mailed in the United States) or submit your proxy and voting instructions over the Internet or by telephone. Please refer to the section entitled “Voting by Mail, via the Internet or by Telephone” on page 2 of the Proxy Statement for a description of these voting methods.

CISCO SYSTEMS, INC.

170 West Tasman Drive

San Jose, California 95134-1706

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held November 11, 2003

The Annual Meeting of Shareholders of Cisco Systems, Inc. will be held at the San Jose McEnery Convention Center in Ballroom A, located at 150 West San Carlos Street, San Jose, California on Tuesday, November 11, 2003, at 10:00 a.m. Pacific Time for the following purposes:

1.  To elect eleven members of Cisco’s Board of Directors;

2.  To approve an amendment and restatement of the Employee Stock Purchase Plan, including an increase of 100,000,000 shares authorized for issuance under the plan and a 5-year extension of the term of the plan;

3.  To ratify the appointment of PricewaterhouseCoopers LLP as Cisco’s independent auditors for the fiscal year ending July 31, 2004;

4.  To vote upon two proposals submitted by shareholders, if properly presented at the meeting; and

5.  To act upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. The record date for determining those shareholders who will be entitled to notice of, and to vote at, the meeting and at any adjournments thereof is September 12, 2003. The stock transfer books will not be closed between the record date and the date of the meeting. A list of shareholders entitled to vote at the meeting will be available for inspection at Cisco’s principal executive offices.

Whether or not you plan to attend the meeting, please vote as soon as possible. You may vote by mailing a completed proxy card, by telephone or over the Internet. For detailed information regarding voting instructions, please refer to the section entitled “Voting by Mail, via the Internet or by Telephone” on page 2 of the Proxy Statement. You may revoke a previously delivered proxy at any time prior to the meeting. If you decide to attend the meeting and wish to change your proxy vote, you may do so automatically by voting in person at the meeting.

BY ORDER OF THE BOARD OF DIRECTORS

Mark Chandler

Secretary

San Jose, California

September 18, 2003

i

ii

CISCO SYSTEMS, INC.

170 West Tasman Drive

San Jose, California 95134-1706

PROXY STATEMENT

FOR

ANNUAL MEETING OF SHAREHOLDERS

These proxy materials are provided in connection with the solicitation of proxies by the Board of Directors of Cisco Systems, Inc., a California corporation, for the Annual Meeting of Shareholders to be held at 10:00 a.m. Pacific Time on November 11, 2003, at the San Jose McEnery Convention Center in Ballroom A, located at 150 West San Carlos Street, San Jose, California, and at any adjournments or postponements of the meeting. These proxy materials were first mailed on or about September 18, 2003 to all shareholders entitled to vote at the meeting.

PURPOSE OF MEETING

The specific proposals to be considered and acted upon at the meeting are summarized in the accompanying Notice of Annual Meeting of Shareholders. Each proposal is described in more detail in this Proxy Statement.

VOTING RIGHTS AND SOLICITATION

Voting

Only shareholders of record of Cisco common stock on September 12, 2003, the record date, will be entitled to vote at the meeting. Each shareholder of record will be entitled to one vote on each matter for each share of common stock held on the record date. On the record date, there were 6,947,855,826 shares of common stock outstanding. A majority of the outstanding shares of common stock must be present or represented by proxy at the meeting in order to have a quorum. Abstentions and broker non-votes will be treated as shares present for the purpose of determining the presence of a quorum for the transaction of business at the meeting. In the election of directors, the eleven nominees receiving the highest number of affirmative votes will be elected. Proposal Nos. 2 through 5 require the approval of the affirmative vote of a majority of the shares of common stock present or represented by proxy and voting at the meeting, together with the affirmative vote of a majority of the required quorum. Abstentions and broker non-votes can have the effect of preventing approval of a proposal where the number of affirmative votes, though a majority of the votes cast, does not constitute a majority of the required quorum. If the persons present or represented by proxy at the meeting constitute the holders of less than a majority of the outstanding shares of common stock as of the record date, the meeting may be adjourned to a subsequent date for the purpose of obtaining a quorum. Votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

Recommendations of the Board of Directors

Cisco’s Board of Directors recommends that you vote FOR each of the nominees of the Board of Directors (Proposal No. 1), FOR the amendment and restatement of the Employee Stock Purchase Plan (Proposal No. 2), FOR the ratification of the appointment of PricewaterhouseCoopers LLP as Cisco’s independent auditors for the fiscal year ending July 31, 2004 (Proposal No. 3) and AGAINST the two proposals submitted by shareholders (Proposal Nos. 4 and 5).

Voting by Mail, via the Internet or by Telephone

Shareholders whose shares are registered in their own names may vote by mailing a completed proxy card, via the Internet or by telephone. Instructions for voting via the Internet or by telephone are set forth on the enclosed proxy card. To vote by mailing a proxy card, sign and return the enclosed proxy card in the enclosed prepaid and addressed envelope, and your shares will be voted at the meeting in the manner you direct. In the event that you return a signed proxy card on which no directions are specified, your shares will be voted FOR each of the nominees of the Board of Directors (Proposal No. 1), FOR the amendment and restatement of the Employee Stock Purchase Plan (Proposal No. 2), FOR the ratification of the appointment of PricewaterhouseCoopers LLP as Cisco’s independent auditors for the fiscal year ending July 31, 2004 (Proposal No. 3), AGAINST the two proposals submitted by shareholders (Proposal Nos. 4 and 5) and in the discretion of the proxy holders as to any other matters that may properly come before the meeting. You may revoke or change a previously delivered proxy at any time before the meeting by delivering another proxy with a later date or by sending written notice of revocation of your proxy to Cisco’s Secretary at Cisco’s principal executive offices before the beginning of the meeting. You may also revoke your proxy by attending the meeting and voting in person, although attendance at the meeting will not in and of itself revoke a valid proxy that was previously delivered.

If your shares are registered in the name of a bank or brokerage firm you will receive instructions from your holder of record that must be followed in order for the record holder to vote the shares per your instructions. Many banks and brokerage firms have a process for their beneficial holders to provide instructions over the phone or via the Internet. If Internet or telephone voting is unavailable from your bank or brokerage firm, please complete and return the enclosed voting instruction card in the addressed, postage paid envelope provided. Shareholders who elected to receive the 2003 Proxy Statement and Annual Report to Shareholders over the Internet will be receiving an e-mail on or about September 29, 2003 with information on how to access shareholder information and instructions for voting.

Proxy Solicitation Costs

Cisco will bear the entire cost of this solicitation of proxies, including the preparation, assembly, printing, and mailing of this Proxy Statement, the proxy, and any additional solicitation material that Cisco may provide to shareholders. Copies of solicitation material will be provided to brokerage firms, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward the solicitation material to such beneficial owners. In addition, Cisco has retained Georgeson Shareholder Communications, Inc. to act as a proxy solicitor in conjunction with the meeting. Cisco has agreed to pay that firm $14,000, plus reasonable out of pocket expenses, for proxy solicitation services. The original solicitation of proxies by mail may be supplemented by solicitation by telephone, telegram and other means by directors, officers and employees of Cisco. No additional compensation will be paid to these individuals for any such services.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

General

The names of persons who are nominees for director and their positions and offices with Cisco are set forth in the table below. The proxy holders intend to vote all proxies received by them for the nominees listed below unless otherwise instructed. The authorized number of directors is presently twelve. Each of the current directors has been nominated for and has elected to stand for reelection, except for Director Carleton S. Fiorina, who has decided not to stand for reelection, but who shall remain on the Board of Directors through the Annual Meeting. The Board of Directors may fill the future vacancy upon identification of a qualified candidate.

Proxies may not be voted for more than eleven directors. In the event any nominee is unable or declines to serve as a director at the time of the meeting, the proxies will be voted for any nominee, if any, who may be designated by the Board of Directors to fill the vacancy. As of the date of this Proxy Statement, the Board of Directors is not aware that any nominee is unable or will decline to serve as a director. The eleven nominees receiving the highest number of affirmative votes of the shares entitled to vote at the meeting will be elected to the Board of Directors to serve until the next annual meeting of shareholders and until their successors have been elected and qualified. Shareholders may not cumulate votes in the election of directors.

Nominees	Positions and Offices Held with Cisco
Carol A. Bartz	Director
Larry R. Carter	Senior Vice President, Office of the President and Director
John T. Chambers	President, Chief Executive Officer and Director
Dr. James F. Gibbons	Director
Dr. John L. Hennessy	Director
Roderick C. McGeary	Director
James C. Morgan	Director
John P. Morgridge	Chairman of the Board
Donald T. Valentine	Vice Chairman of the Board
Steven M. West	Director
Jerry Yang	Director

Business Experience of Nominees

Ms. Bartz, 55, has been a member of the Board of Directors since November 1996. Since April 1992, she has served as Chairman of the Board and Chief Executive Officer of Autodesk, Inc. Prior to that, she was employed by Sun Microsystems, Inc. from September 1983 to April 1992. Ms. Bartz also currently serves on the board of directors of BEA Systems, Inc., Network Appliance, Inc. and The New York Stock Exchange, Inc.

Mr. Carter, 60, has been a member of the Board of Directors since July 2000. He joined Cisco in January 1995 as Vice President, Finance and Administration, Chief Financial Officer and Secretary. In July 1997, he was promoted to Senior Vice President of Finance and Administration, Chief Financial Officer and Secretary. In May 2003, upon his retirement as Chief Financial Officer and Secretary, he was appointed Senior Vice President, Office of the President. Prior to joining Cisco, he was employed by Advanced Micro Devices, Inc. as Vice President and Corporate Controller. Mr. Carter currently serves on the board of directors of eSpeed, Inc. and QLogic Corporation, and is on the Board of Trustees for Loyola Marymount University.

Mr. Chambers, 54, has been a member of the Board of Directors since November 1993. He joined Cisco as Senior Vice President in January 1991 and was promoted to Executive Vice President in June 1994. Mr. Chambers was promoted to President and Chief Executive Officer of Cisco as of January 31, 1995. Prior to joining Cisco, he was employed by Wang Laboratories, Inc. for eight years, where, in his last role, he was the Senior Vice President of U.S. Operations.

Dr. Gibbons, 71, has been a member of the Board of Directors since May 1992. He is currently Professor (Research) of Electrical Engineering at Stanford University. He was the Reid Weaver Dennis Professor of Electrical Engineering from 1983 to 2003, and has been a professor at Stanford since August 1957. He was Dean of the Stanford University School of Engineering from 1984 to 1996.

Dr. Hennessy, 50, has been a member of the Board of Directors since January 2002. He has been President of Stanford University since September 2000. He served as Provost of Stanford from June 1999 to August 2000, Dean of the Stanford University School of Engineering from June 1996 to June 1999, and Chair of the Stanford University Department of Computer Science from September 1994 to March 1996.

Mr. McGeary, 53, has been a member of the Board of Directors since July 2003. Mr. McGeary served as Chief Executive Officer of Brience, Inc. from July 2000 to July 2002. From April 2000 to June 2000 he served as a Managing Director of KPMG Consulting LLC, a wholly owned subsidiary of BearingPoint, Inc. (formerly KPMG Consulting, Inc.). From August 1999 to April 2000 he served as Co-President and Co-Chief Executive Officer of BearingPoint, Inc. From January 1997 to August 1999 he was employed by KPMG LLP as its Co-Vice Chairman of Consulting. Prior to 1997 he served in several capacities with KPMG LLP, including audit partner for technology clients. Mr. McGeary is a Certified Public Accountant and holds a B.S. degree in Accounting from Lehigh University. Mr. McGeary also serves on the board of directors of BearingPoint, Inc., DigitalThink, Inc. and GRIC Communications, Inc.

Mr. Morgan, 65, has been a member of the Board of Directors since February 1998. He has been Chairman of the Board of Applied Materials, Inc. since 1987. From 1977 to April 2003 he served as Chief Executive Officer of Applied Materials, Inc. He was President of Applied Materials, Inc. from 1976 to 1987. He was previously a senior partner with WestVen Management, a private venture capital partnership affiliated with Bank of America Corporation.

Mr. Morgridge, 70, joined Cisco as President and Chief Executive Officer and was elected to the Board of Directors in October 1988. Mr. Morgridge became Chairman of the Board on January 31, 1995, upon his retirement from the positions of President and Chief Executive Officer of Cisco.

Mr. Valentine, 71, has been a member of the Board of Directors since December 1987 and was elected Chairman of the Board in December 1988. He became Vice Chairman of the Board on January 31, 1995. He has been a general partner of Sequoia Capital since 1974. Mr. Valentine currently serves as Chairman of the Board of Network Appliance, Inc.

Mr. West, 48, has been a member of the Board of Directors since April 1996. Mr. West served as Chief Operating Officer of nCUBE Corporation, a provider of on-demand media systems, from December 2001 to July 2003. Prior to joining nCUBE, he was the President and Chief Executive Officer of Entera, Inc. from September 1999 until it was acquired by Blue Coat Systems, Inc. (formerly CacheFlow Inc.) in January 2001. From June 1996 to September 1999, he was President and Chief Executive Officer of Hitachi Data Systems, a joint venture computer hardware services company owned by Hitachi, Ltd. and Electronic Data Systems Corporation. Prior to that, Mr. West was at Electronic Data Systems Corporation from November 1984 to June 1996.

Mr. Yang, 34, has been a member of the Board of Directors since July 2000. He is a founder of Yahoo! Inc., and since March 1995 has been an executive of Yahoo! Inc. and has served as a member of its board of directors.

Board Committees and Meetings

During Cisco’s fiscal year ended July 26, 2003, the Board of Directors held six meetings. During this period, all of the directors attended or participated in more than 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by all committees of the Board of Directors on which each such director served, except that while Mr. Chambers attended 100% of Cisco’s Board of Directors meetings during the 2003 fiscal year he did not attend certain Cisco Acquisition Committee meetings because he was attending to other company business, and his total attendance at Board of Directors and committee meetings in the aggregate was less than 75%. Mr. Chambers was briefed, both before and after meetings, on matters covered at the Acquisition Committee meetings he was unable to attend.

Cisco has five standing committees: the Acquisition Committee, the Audit Committee, the Compensation and Management Development Committee, the Investment/Finance Committee and the Nomination and Governance Committee. Each of these committees has a written charter approved by the Board of Directors. A copy of each charter can be found under the “Investor Relations” section of our website at www.cisco.com. Additionally, a copy of the charter for the Audit Committee is attached hereto as Appendix A. The members of the committees are identified in the following table.

Director	Acquisition Committee	Audit Committee	Compensation and Management Development Committee	Investment/ Finance Committee	Nomination and Governance Committee
Carol A. Bartz	X		Chair		Chair

Larry R. Carter				X

John T. Chambers	Chair

Carleton S. Fiorina					X

Dr. James F. Gibbons			X		X

Dr. John L. Hennessy

Roderick C. McGeary		X

James C. Morgan			X	Chair

John P. Morgridge	X			X

Donald T. Valentine	X			X

Steven M. West		Chair		X

Jerry Yang		X

The Acquisition Committee reviews acquisition strategies and opportunities with management, approves certain acquisitions and investment transactions and also makes recommendations to the Board of Directors. This committee held seven meetings during the last fiscal year.

The Audit Committee is responsible for reviewing the financial information which will be provided to shareholders and others, the systems of internal controls, which management and the Board of Directors have established, the performance and selection of independent auditors, and Cisco’s audit and financial reporting processes. This committee held ten meetings during the last fiscal year. The Board of Directors has determined that Mr. McGeary is an “audit committee financial expert” as defined in Item 401(h) of Regulation S-K. Mr. McGeary and each of the other members of this committee is an “independent director” as defined in Rule 4200 of the Marketplace Rules of the National Association of Securities Dealers, Inc.

The Compensation and Management Development Committee’s basic responsibility is to review the performance and development of management in achieving corporate goals and objectives and to assure that Cisco’s senior executives are compensated effectively in a manner consistent with Cisco’s strategy, competitive practice, and the requirements of the appropriate regulatory bodies. Toward that end, this committee oversees all of Cisco’s compensation, equity and employee benefit plans and payments, including the 1996 Stock Incentive Plan. This committee held six meetings during the last fiscal year. Each of the members of this committee is an “independent director” as defined in Rule 4200 of the Marketplace Rules of the National Association of Securities Dealers, Inc., and an “outside director” as defined in Section 162(m) of the Internal Revenue Code.

The Investment/Finance Committee reviews and approves Cisco’s global investment policy, reviews minority investments, fixed income assets and insurance risk management policies and programs, oversees Cisco’s stock repurchase programs, and also reviews Cisco’s currency, interest rate and equity risk management policies. This committee is also authorized to approve the issuance of debt securities, certain real estate acquisitions and leases, and charitable contributions made on behalf of Cisco. This committee held four meetings during the last fiscal year.

The Nomination and Governance Committee is responsible for recommending to the full Board of Directors candidates for election to the Board of Directors. This committee held three meetings during the last fiscal year. This committee considers nominees proposed by shareholders. To recommend a prospective nominee for the Nomination and Governance Committee’s consideration, shareholders should submit the candidate’s name and qualifications to Cisco’s Secretary in writing to the following address: Cisco Systems, Inc., Attn: Secretary, 170 West Tasman Drive, San Jose, California 95134, with a copy to Cisco Systems, Inc., Attn: General Counsel at the same address. Each member of this committee is an “independent director” as defined in Rule 4200 of the Marketplace Rules of the National Association of Securities Dealers, Inc.

Director Compensation

During the 2003 fiscal year, non-employee directors were each paid a $32,000 annual retainer fee for serving on the Board of Directors, except that Mr. McGeary, whose period of board service did not commence until July 15, 2003, was paid $10,667. During the 2003 fiscal year, non-employee directors were also eligible to participate in the Discretionary Option Grant Program in effect under the 1996 Stock Incentive Plan and to receive periodic option grants under the Automatic Option Grant Program in effect under the 1996 Stock Incentive Plan, and directors who were also employees of Cisco were eligible to receive options under Cisco’s 1996 Stock Incentive Plan and to participate in Cisco’s Employee Stock Purchase Plan, 401(k) Plan and Professional and Leadership Incentive Plan.

On November 19, 2002, the date of the last Annual Meeting of Shareholders, each of the following non-employee directors reelected to the Board of Directors received an option grant under the Automatic Option Grant Program for 15,000 shares of common stock with an exercise price of $13.66 per share: Ms. Bartz, Ms. Fiorina, Dr. Gibbons, Dr. Hennessy, Mr. Morgan, Mr. Valentine, Mr. West and Mr. Yang. The shares subject to these options vest in two equal annual installments upon the completion of each year of board service over this period. Mr. McGeary received an initial automatic option grant under the Automatic Option Grant Program for 30,000 shares upon his appointment to the Board of Directors on July 15, 2003, with an exercise price of $18.51 per share. The shares subject to this option vest in four equal annual installments upon the completion of each year of board service over this period. The exercise price for each option is equal to the closing selling price per share of common stock on the grant date. Each option has a term of nine years measured from the grant date, subject to earlier termination following the optionee’s cessation of board service. Each option is immediately exercisable for all of the shares underlying the option; however, any shares so purchased that remain unvested at the time of optionee’s cessation of board service will be subject to Cisco’s right to repurchase, at the option exercise price paid per share. Shares underlying the options vest immediately in full upon certain changes in control or ownership of Cisco or upon the optionee’s death or disability while a member of the Board of Directors.

In July 2003, based upon the recommendation of the Compensation and Management Development Committee and based on competitive data, the Board of Directors adopted changes to the cash and equity compensation to be paid to members of the Board of Directors and committees of the Board of Directors effective as of November 11, 2003. These changes were adopted in order to bring the compensation packages of Cisco’s board members more in line with compensation paid to directors of comparable companies, recognize the increased workload and responsibilities of board and committee members in recent years, and enable Cisco to attract qualified directors when needed. The new board compensation will be as follows:

•	each non-employee director will receive an annual retainer of $75,000, the chair of the Audit Committee will receive an additional annual retainer of $25,000 and the chair of the Compensation and Management Development Committee will receive an additional annual retainer of $10,000;

•	each non-employee member of each standing committee will receive an additional fee of $2,000 per meeting attended; and

•	each new non-employee director will receive an initial stock option grant for 50,000 shares, and each continuing non-employee director will receive an annual stock option grant for 20,000 shares.

Recommendation of the Board of Directors

The Board of Directors recommends that the shareholders vote FOR the election of each of the nominees listed herein.

PROPOSAL NO. 2

APPROVAL OF AMENDMENT AND RESTATEMENT OF THE  EMPLOYEE STOCK PURCHASE PLAN

Cisco’s shareholders are being asked to approve an amendment and restatement of Cisco’s Employee Stock Purchase Plan, which will effect the following changes: (i) increase the maximum number of shares of common stock authorized for issuance over the term of the Employee Stock Purchase Plan by 100,000,000 shares, (ii) extend the term of the plan from January 3, 2005 to January 3, 2010 and (iii) provide more flexibility with regard to the administration of the Employee Stock Purchase Plan.

The Employee Stock Purchase Plan offers eligible employees the opportunity to acquire a stock ownership interest in Cisco through periodic payroll deductions that will be applied towards the purchase of Cisco common stock at a discount from the then current market price. The primary purpose of the amendment and restatement is to ensure that Cisco will have a sufficient reserve of common stock available under the Employee Stock Purchase Plan to provide eligible employees of Cisco and its participating affiliates with the continuing opportunity to acquire a proprietary interest in Cisco through participation in a payroll deduction-based employee stock purchase plan.

The Employee Stock Purchase Plan was originally adopted by the Board of Directors in December 1989 and approved by Cisco’s shareholders in January 1990. In October 1996, the International Employee Stock Purchase Plan, a sub-plan of the Employee Stock Purchase Plan, was established to facilitate the offering of stock ownership interests to employees residing outside the United States. In September 2003, the Board of Directors adopted the amendment and restatement of the Employee Stock Purchase Plan, which is the subject of this Proposal.

The following is a summary of the principal features of the Employee Stock Purchase Plan, as amended and restated. This summary, however, does not purport to be a complete description of all the provisions of the Employee Stock Purchase Plan. Any shareholder who wishes to obtain a copy of the plan may do so by written request to the Secretary at Cisco’s headquarters in San Jose, California.

Administration

The Employee Stock Purchase Plan is currently administered by the Compensation and Management Development Committee of the Board of Directors. Such committee, acting as Plan Administrator, has full authority to adopt administrative rules and procedures and to interpret the provisions of the Employee Stock Purchase Plan. All costs and expenses incurred in plan administration are paid by Cisco without charge to participants.

Securities Subject to the Employee Stock Purchase Plan

Including the 100,000,000 share increase for which shareholder approval is sought under this Proposal, 321,400,000 shares of common stock have been reserved for issuance over the term of the Employee Stock Purchase Plan. The shares may be made available from authorized but unissued shares of Cisco’s common stock. The reserved shares will also be used to fund stock purchases under the International Employee Stock Purchase Plan, and any shares issued under the International Employee Stock Purchase Plan will reduce, on a share-for-share basis, the number of shares available for subsequent issuance under the Employee Stock Purchase Plan. In the event of any change to Cisco’s outstanding common stock, such as a recapitalization, stock split or similar event, appropriate adjustments will be made to the Employee Stock Purchase Plan and to each outstanding purchase right.

Purchase Periods and Purchase Dates

Shares of common stock will be offered under the Employee Stock Purchase Plan through a series of purchase periods, each with a maximum duration of twenty-four (24) months. At present, shares are offered under the Employee Stock Purchase Plan through a series of overlapping purchase periods, each with a duration of twenty-four (24) months. Purchase periods currently commence on the first business day of January and July each year, and each consists of a series of successive six (6) month purchase intervals. These intervals run from the first business day of January until the last business day of June each year and from the first business day of July to the last business day of December each year. Purchases currently occur on the last business day of June and December each year. At present, open purchase periods under the Employee Stock Purchase Plan automatically restart if the closing selling price per share of common stock at the beginning of a new purchase period is lower than that at the beginning of the open purchase period.

Eligibility and Participation

Currently, any individual who is employed on a basis under which he or she is expected to work more than 20 hours per week for more than five (5) months per calendar year in the employ of Cisco or any participating parent or subsidiary corporation (including any corporation, which subsequently becomes such at any time during the term of the Employee Stock Purchase Plan) is eligible to participate in the Employee Stock Purchase Plan. Individuals employed outside the United States are subject to similar eligibility restrictions, unless prohibited by the laws of the jurisdiction in which they are employed.

Eligible employees may join a purchase period at the start of that purchase period. At present, eligible employees may join a twenty-four (24) month purchase period on the first business day of January or July.

As of September 12, 2003, 156,895,159 shares of common stock had been issued under the Employee Stock Purchase Plan, and 164,504,841 shares would be available for future issuance, assuming approval of the 100,000,000 share increase, which forms part of this Proposal. As of September 12, 2003, Cisco estimates that approximately 34,000 employees, including 9 executive officers, were eligible to participate in the Employee Stock Purchase Plan.

Purchase Price

The purchase price of the common stock acquired on each purchase date will be no less than 85% of the lower of (i) the closing selling price per share of common stock on the date the twenty-four (24) month purchase period begins or (ii) the closing selling price per share of common stock at the end of the related six (6) month purchase interval.

The closing selling price of the common stock on any relevant date under the Employee Stock Purchase Plan will be deemed to be equal to the closing selling price per share on such date on the Nasdaq National Market. On September 12, 2003, the closing selling price per share of common stock determined on such basis was $20.66 per share.

Payroll Deductions and Stock Purchases

Each participant may authorize periodic payroll deductions in any multiple of 1% (up to a maximum of 10%) of his or her eligible earnings each purchase period. The accumulated deductions will automatically be applied on each purchase date to the purchase of whole shares of common stock at the purchase price in effect for that purchase date. Participants are permitted to make other approved contributions prior to a purchase date in certain non-U.S. jurisdictions where payroll deductions are prohibited by law. For purposes of the Employee Stock Purchase Plan, eligible earnings include base salary, bonuses, commissions and overtime pay.

Special Limitations

The Employee Stock Purchase Plan imposes certain limitations upon a participant’s right to acquire common stock, including the following:

•	Purchase rights may not be granted to any individual who owns stock (including stock purchasable under any outstanding purchase rights) possessing 5% or more of the total combined voting power or value of all classes of stock of Cisco or any of its affiliates.

•	A participant may not be granted rights to purchase more than $25,000 worth of common stock (valued at the time each purchase right is granted) for each calendar year in which such purchase rights are outstanding.

•	No participant may purchase more than 22,500 shares of common stock on any one purchase date.

•	An executive officer subject to the short-swing profit restrictions of the federal securities laws may not purchase more than 4,320,000 shares of common stock over the term of the Employee Stock Purchase Plan.

Termination of Purchase Rights

The participant may stop contributions to the Employee Stock Purchase Plan at any time, and his or her accumulated payroll deductions will, at the participant’s election, either be refunded immediately or applied to the purchase of common stock on the next scheduled purchase date. The participant’s purchase right will immediately terminate upon his or her cessation of employment for any reason other than death or permanent disability. Any payroll deductions that the participant may have made for the purchase period in which such cessation of employment occurs will be refunded and will not be applied to the purchase of common stock. Should the participant’s employee status cease by reason of death or permanent disability, then such individual (or the representative of his or her estate) may elect to have the participant’s accumulated payroll deductions either refunded or applied to the purchase of common stock on the next scheduled purchase date.

Shareholder Rights

No participant will have any shareholder rights with respect to the shares covered by his or her purchase rights until the shares are actually purchased on the participant’s behalf. No adjustment will be made for dividends, distributions or other rights for which the record date is prior to the purchase date.

Assignability

No purchase rights will be assignable or transferable by the participant, except by will or the laws of inheritance following a participant’s death.

Change in Control

In the event Cisco is acquired by merger or sale of all or substantially all of Cisco’s assets or outstanding voting stock, all outstanding purchase rights will automatically be exercised immediately prior to the effective date of such acquisition. The purchase price will generally be equal to 85% of the lower of (i) the closing selling price per share of common stock on the participant’s entry date into the purchase period in which such acquisition occurs or (ii) the closing selling price per share of common stock immediately prior to the effective date of such acquisition. In addition, in accordance with the principles of Section 423 of the Internal Revenue Code, the Plan Administrator may create special purchase periods or special purchase dates for individuals who become employees in connection with the acquisition of another company or cease to be employees in connection with the disposition of any portion of Cisco or its subsidiaries.

Share Proration

Should the total number of shares of common stock to be purchased pursuant to outstanding purchase rights on any particular date exceed the number of shares available for issuance under the Employee Stock Purchase Plan at that time, then the Plan Administrator will make a pro-rata allocation of the available shares on a uniform and nondiscriminatory basis, and the payroll deductions of each participant, to the extent in excess of the aggregate purchase price payable for the common stock allocated to such individual, will be refunded.

Amendment and Termination

The Employee Stock Purchase Plan will terminate upon the earlier of (i) January 3, 2010, assuming approval of the extension of the term of the Employee Stock Purchase Plan, which forms a part of this Proposal, or (ii) the date on which all shares available for issuance thereunder are sold pursuant to exercised purchase rights.

The Board of Directors may at any time alter, suspend or discontinue the Employee Stock Purchase Plan. However, the Board of Directors may not, without shareholder approval, (i) increase the number of shares issuable under the Employee Stock Purchase Plan, (ii) alter the purchase price formula so as to reduce the purchase price or (iii) modify the requirements for eligibility to participate in the Employee Stock Purchase Plan.

U.S. Federal Income Tax Consequences

The following is a summary of the principal United States Federal income taxation consequences to Cisco and participants subject to U.S. taxation with respect to participation in the Employee Stock Purchase Plan. This summary is not intended to be exhaustive and does not discuss the income tax laws of any city, state, or foreign jurisdiction in which a participant may reside.

The Employee Stock Purchase Plan is intended to qualify as an “employee stock purchase plan” within the meaning of Section 423 of the Internal Revenue Code. Under such an arrangement, no taxable income will be recognized by a participant, and no deductions will be allowable to Cisco, upon either the grant or the exercise of the purchase rights. Taxable income will not be recognized until either there is a sale or other disposition of the shares acquired under the Employee Stock Purchase Plan or in the event the participant should die while still owning the purchased shares.

If a participant sells or otherwise disposes of the purchased shares within two (2) years after his or her entry date into the purchase period in which such shares were acquired or within one (1) year after the actual purchase date of those shares, then the participant will recognize ordinary income in the year of sale or disposition equal to the amount by which the closing selling price of the shares on the purchase date exceeded the purchase price paid for those shares, and Cisco will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal in amount to such excess. The participant also will recognize a capital gain to the extent the amount realized upon the sale of the shares exceeds the sum of the aggregate purchase price for those shares and the ordinary income recognized in connection with their acquisition.

If a participant sells or disposes of the purchased shares more than two (2) years after his or her entry date into the purchase period in which the shares were acquired and more than one (1) year after the actual purchase date of those shares, the participant will recognize ordinary income in the year of sale or disposition equal to the lower of (i) the amount by which the closing selling price of the shares on the sale or disposition date exceeded the purchase price paid for those shares or (ii) fifteen percent (15%) of the closing selling price of the shares on the participant’s entry date into that purchase period. Any additional gain upon the disposition will be taxed as a long-term capital gain. Cisco will not be entitled to an income tax deduction with respect to such disposition.

If a participant still owns the purchased shares at the time of death, his or her estate will recognize ordinary income in the year of death equal to the lower of (i) the amount by which the closing selling price of the shares on the date of death exceeds the purchase price or (ii) fifteen percent (15%) of the closing selling price of the shares on his or her entry date into the purchase period in which those shares were acquired.

Non-U.S. Income Tax Consequences

The income taxation consequences to participants and Cisco (or its foreign subsidiaries) with respect to participation in the Employee Stock Purchase Plan vary by country. Generally, participants are subject to taxation at the time of purchase. The employing foreign subsidiary may be entitled to a deduction in the tax year in which a participant recognizes taxable income, provided the subsidiary reimburses Cisco for the cost of the benefit conferred under the Employee Stock Purchase Plan.

Plan Benefits

The table below shows, as to each of Cisco’s executive officers named in the Summary Compensation Table of the Executive Compensation and Related Information section of this Proxy Statement and the various indicated groups, the number of shares of common stock purchased under the Employee Stock Purchase Plan during the 2003 fiscal year, together with the weighted average purchase price paid per share.

Employee Stock Purchase Plan Transactions

Name and Position	Number of Purchased Shares	Weighted Average Purchase Price
John T. Chambers President and Chief Executive Officer, Director	0	$0
Mario Mazzola Senior Vice President, Chief Development Officer	1,909	$11.1265
Larry R. Carter Senior Vice President, Office of the President and Director	1,909	$11.1265
Richard J. Justice Senior Vice President, Worldwide Field Operations	1,909	$11.1265
Randy Pond Senior Vice President, Operations, Systems and Processes	1,909	$11.1265
All current executive officers as a group (9 persons)	16,042	$11.1265
All current directors other than executive officers as a group (10 persons)	0	$0
All participating employees, including current officers who are not executive officers, as a group (27,740 persons)	23,015,141	$11.1313

New Plan Benefits

The benefits to be received by Cisco’s executive officers, directors and employees as a result of the proposed amendment and restatement of the Employee Stock Purchase Plan are not determinable, since the amounts of future purchases by participants are based on elective participant contributions. No purchase rights have been granted, and no shares of common stock have been issued, with respect to the 100,000,000 share increase for which shareholder approval is sought under this Proposal.

Shareholder Approval

The affirmative vote of a majority of the outstanding voting shares of Cisco present or represented and voting at the Annual Meeting of Shareholders, together with the affirmative vote of a majority of the required quorum, is required for approval of the 100,000,000 share increase and the extension of the term of the Employee Stock Purchase Plan to January 3, 2010. If you own shares through a broker, you must instruct your broker how to vote in order for your vote to be counted on this proposal. Should such shareholder approval not be obtained, then the 100,000,000 share increase will not be implemented and the term of the Employee Stock Purchase Plan will not be extended by 5 years to January 3, 2010. However, the Employee Stock Purchase Plan will continue to remain in effect until the earlier of (i) the date the remaining share reserve under the Employee Stock Purchase Plan is issued or (ii) January 3, 2005.

Recommendation of the Board of Directors

The Board of Directors believes that the amendment and restatement of the Employee Stock Purchase Plan is necessary in order to provide employees with the continuing opportunity to acquire an equity interest in Cisco as an incentive for them to remain in Cisco’s service. For this reason, the Board of Directors recommends that the shareholders vote FOR the amendment and restatement of the Employee Stock Purchase Plan.

PROPOSAL NO. 3

RATIFICATION OF INDEPENDENT AUDITORS

General

Cisco is asking the shareholders to ratify the Audit Committee’s appointment of PricewaterhouseCoopers LLP as Cisco’s independent auditors for the fiscal year ending July 31, 2004. In the event the shareholders fail to ratify the appointment, the Audit Committee will reconsider this appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent auditing firm at any time during the year if the Audit Committee determines that such a change would be in Cisco’s and its shareholders’ best interests.

PricewaterhouseCoopers LLP has audited Cisco’s consolidated financial statements annually since Cisco’s 1988 fiscal year. Representatives of PricewaterhouseCoopers LLP are expected to be present at the meeting and will have the opportunity to make a statement if they desire to do so. It is also expected that they will be available to respond to appropriate questions.

Principal Accountant Fees and Services

The following is a summary of the fees billed to Cisco by PricewaterhouseCoopers LLP for professional services rendered for the fiscal years ended July 26, 2003 and July 27, 2002:

Fee Category	Fiscal 2003 Fees	Fiscal 2002 Fees
Audit Fees	$2,805,000	$2,354,000
Audit-Related Fees	730,000	393,000
Tax Fees	12,895,000	13,952,000
All Other Fees	837,000	626,000

Total Fees	$17,267,000	$17,325,000

Audit Fees.    Consists of fees billed for professional services rendered for the audit of Cisco’s consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by PricewaterhouseCoopers LLP in connection with statutory and regulatory filings or engagements.

Audit-Related Fees.    Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of Cisco’s consolidated financial statements and are not reported under “Audit Fees.” These services include employee benefit plan audits, accounting consultations in connection with acquisitions, attest services that are not required by statute or regulation, and consultations concerning financial accounting and reporting standards.

Tax Fees.    Consists of fees billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal, state and international tax compliance, tax audit defense, customs and duties, mergers and acquisitions, and international tax planning.

All Other Fees.    Consists of fees for products and services other than the services reported above. In fiscal 2003, these services included expatriate relocation coordination services provided to Cisco employees on international job assignments, translation of filings and other miscellaneous services. In fiscal 2002, these services included management consulting services on economic and forecast modeling, which did not involve information systems design or implementation, and other miscellaneous services. There were no management consulting services provided in fiscal 2003.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent auditors and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis.

Recommendation of the Board of Directors

The Board of Directors recommends that the shareholders vote FOR the ratification of the appointment of PricewaterhouseCoopers LLP to serve as Cisco’s independent auditors for the fiscal year ending July 31, 2004.

PROPOSAL NO. 4

SHAREHOLDER PROPOSAL

Ann Lau, P.O. Box 861132, Los Angeles, CA 90086-1132, a beneficial owner of 1,931 shares of Cisco common stock, has notified us that she intends to present the following proposal at the meeting:

The stockowners recommend that the board prepare a report to the stockowners on Cisco hardware and software products that can (a) allow monitoring, interception, keyword searches, and/or recording of the Internet, or (b) act as a “firewall” by which selected Internet traffic can be prevented from reaching its addressee outside the country of origin or by which downloading of information from selected sites outside the country of origin is prevented.

This report would be limited to hardware and software provided to government agencies and state-owned communications/information technology entities in any country. The countries shall be identified, but only a total of each such product in each country shall be reported. The report shall cover each fiscal year of Cisco, starting with fiscal 2004. The first report shall include a cumulative provision of such products from 1995 to the date of the report.

If Cisco has entered into any contracts by which it has pledged to keep secret from its stockowners the existence or content of such contracts for the above hardware or software products to the above customers, then the required reports shall not need to include those products for those countries, but shall need to note that secrecy-against-stockowners contracts exist and list the products which they cover.

The Proponent’s Statement in Support of Proposal No. 4

Anything that stifles the Internet can discourage its use. Cisco should be promoting the use of the Internet to the maximum, so that its hardware and software sales can reach the largest market possible.

Government monitoring, control, or censorship of the Internet can chill public enthusiasm toward Internet and computer use. Freedom of speech is threatened by such practices, not only in the country involved but for the rest of the world.

Based on published reports, I believe that one country that has used technology effectively to monitor its people is the Peoples Republic of China. The objectives of the PRC apparently are:

—To prevent people of the PRC from accessing certain political and/or religious sites.

—To monitor the discussion of certain political and/or religious topics by people of the PRC, especially in their e-mails.

—To block or delay the transmission of information or e-mail that the government disapproves of.

—To inhibit the growth of Internet discussion groups.

We stockowners deserve to be informed if Cisco’s sales policies are promoting or inhibiting Internet use and its potential for growth.

Cisco’s Statement in Opposition to Proposal No. 4

The Board of Directors believes this proposal does not serve the best interests of Cisco or its shareholders and recommends a vote AGAINST it.

Cisco and its Board of Directors are committed to freedom of speech. Furthermore, we are a proponent of the vast potential of the Internet to advance and propel the dissemination of information among people throughout the world. Nonetheless, we believe that the proposal will not further these social principles, will unnecessarily expend Cisco resources and could interfere with our customer relations.

The product capabilities described in this shareholder proposal meet fundamental and legitimate needs to protect the integrity of Internet communications networks. Cisco products, whether used by a private business, a telecommunications service provider or a government agency, have these capabilities, as do the products of our competitors. These capabilities are legitimately used by network operators and by governmental customers for those purposes and are also used by the United States and other countries for law enforcement, national security purposes and to protect their citizens against the threat of terrorism. In the United States and other countries whose governmental systems are based upon the rule of law, the exercise of these powers is subject to constitutional and legal protections and respect for individual rights.

This shareholder proposal would require the proposed report to cover all hardware and software sold to any government agencies and state-owned communications or information technology entities which allows monitoring, interception, keyword searches, and/or recording of the Internet, or which acts as a “firewall.” Because the capabilities listed are inherent in a wide range of products that we sell to anyone, and because we sell our products to government agencies and state-owned communications or information technology entities in most of the countries of the world, this proposal is seeking a report that would list most of the countries of the world and would require us to list a substantial portion of our products. The report sought would result in substantial expenditure of company resources, in both funds and staffing, without furthering the freedoms that Ms. Lau addresses in her supporting statement.

Outside of the United States, we sell our products almost exclusively through resellers, with direct sales to some telecommunications service providers (both government owned and otherwise) but rarely if ever directly to governmental agencies or entities. In some cases, we do not have visibility into the names of, and products purchased by, particular end-users. We believe that this shareholder proposal would require us to set up inquiry procedures with our distributors and resellers to determine those countries in which sales are made to government agencies and state-owned communication or information technology entities and which products are so sold. The

Board of Directors is concerned that the mere gathering of this information could have an impact on our relations with reseller customers.

In the supporting statement to this shareholder proposal, Ms. Lau discusses the actions of the Government of the People’s Republic of China. In the past few years, we addressed our activities in the People’s Republic of China as they relate to freedom of speech and association over the Internet with the U.S. China Security Review Commission. As we informed the Commission, the products that we sell to any customer in the People’s Republic of China, government or otherwise, do not contain any detection or monitoring capabilities which are different from the products we sell to anyone anywhere else in the world.

While we understand the cause Ms. Lau espouses, and vigorously support freedom of speech and association and the role of the Internet in providing opportunities to all the peoples of the world, the Board of Directors believes that this proxy statement and the meeting are not proper forums for this debate.

Recommendation of the Board of Directors

For all the reasons set forth above, the Board of Directors recommends a vote AGAINST Proposal No. 4.

PROPOSAL NO. 5

SHAREHOLDER PROPOSAL

The Sisters of the Holy Names of Jesus and Mary, Washington Province, 2911 West Fort Wright Drive, Spokane, Washington 99224, who are the beneficial owners of 14,000 shares of Cisco common stock, joined by other filers (whose names, addresses and shareholdings will be provided by Cisco promptly upon receipt by Cisco Investor Relations of any oral or written request), have notified us that they intend to present the following proposal at the meeting:

WHEREAS, the average chief executive officer’s pay has increased from 42 times in 1982 to 411 times that of the average production worker in 2001 (Business Week Online 05/06/02).

Responding to that statistic, New York Fed President, William J. McDonough acknowledged that a market economy requires that some people will be rewarded more than others, but asked: “should there not be both economic and moral limitations on the gap created by the market-driven reward system?” He stated: “I can find nothing in economic theory that justifies this development.” He called such a jump in executive compensation “terribly bad social policy and perhaps even bad morals.” According to The Wall Street Journal, McDonough cited “the biblical admonition to ‘love thy neighbor as thyself’ as justification for voluntary CEO pay cuts” beginning with the strongest companies. He said: “CEOs and their boards should simply reach the conclusion that executive pay is excessive and adjust it to more reasonable and justifiable levels” (09/12/02).

Affirming McDonough’s comments, the Milwaukee Journal-Sentinel editorialized that regulating executive compensation “is the business of corporate boards, or should be. Unfortunately, too many corporate directors on company compensation committees simply rubber-stamp decisions made by top managers. That should stop” (09/13/02).

In “CEOs: Why They’re So Unloved,” Business Week editorialized: “CEO pay is so huge that people don’t believe executives deserve it. . . In 1980, CEO compensation was 42 times that of the average worker. In 2000, it was 531 times. This is a winner-take-all philosophy that is unacceptable in American society. . . The size of CEO compensation is simply out of hand” (04/22/02).

The Conference Board issued a report acknowledging that executive compensation has become excessive in many instances and bears no relationship to a company’s long-term performance and that changes must be made (09/17/02). Commenting on this The New York Times called for “Atonement in the Boardroom” (09/21/02), while Warren Buffet said: “The ratcheting up of compensation has been obscene.”

United For a Fair Economy has shown an inverse correlation between very high CEO pay and long-term stock performance (http://www.ufenet.org/press/2001/Bigger_They_Come.pdf)

RESOLVED: shareholders request the Board’s Compensation Committee to prepare and make available by January 1, 2004 a report (omitting confidential information and prepared at reasonable cost) to requesting shareholders comparing the total compensation of the company’s top executives and its lowest paid workers both in this country and abroad on January 1, 1982, 1992 and 2002. We request the report include: statistics related to any changes in the relative percentage size of the gap between the two groups; the rationale justifying any such percentage change; whether our top executives’ compensation packages (including options, benefits, perks, loans and retirement agreements) are “excessive” and should be changed; as well as any recommendations to adjust the pay “to more reasonable and justifiable levels”.

The Proponents’ Statement in Support of Proposal No. 5

Our Company fits William J. McDonough’s “strong company” category. Our pay scales should model justice and equity for all our workers. Supporting this resolution would be one step in this direction.

Cisco’s Statement in Opposition to Proposal No. 5

The Board of Directors believes this proposal does not serve the best interests of Cisco or its shareholders and recommends a vote AGAINST it.

The Board of Directors believes that Cisco currently has in place a fair and reasonable pay package for all employees. Our compensation structure is egalitarian in that the same components of compensation (base salary, annual cash bonus and stock options) are used at all levels of the organization and no other compensation is used at any level (except certain commission-based compensation for our sales force). Performance, both at the company and individual level, is the primary criterion used to determine the amount of all variable compensation awards. Because performance is the primary driver of the majority of compensation programs at Cisco, the annual amount received and the disparity from one individual to the next with the same level of responsibility is the direct result of the individual’s performance for that year. Not surprisingly, the employees with the most responsibility in the organization have the largest percentage of their compensation “at risk” based on achievement of both company and individual performance goals.

We also refrain from offering exclusive perquisites to any employee or group of employees, including senior executives. We do not offer country club memberships, private use of corporate assets (such as aircraft, apartments or luxury boxes), supplemental retirement funds, tax-sheltered accounts or any similar perquisites to any segment of our employee base. Senior executives at Cisco have the same components (base salary, annual cash bonuses and stock options) of total compensation, as do all Cisco employees.

We further note that as a public reporting company, information about the compensation levels of our CEO and other highest paid executives is furnished in our annual proxy materials. We refer you to the “Summary Compensation Table” on page 24 of this proxy statement for the compensation earned by Cisco’s Chief Executive Officer and the four other highest paid executive officers.

We believe that our egalitarian performance-based compensation structure is both equitable and appropriate for our workforce while still creating incentive to drive value creation for our shareholders.

Recommendation of the Board of Directors

For all the reasons set forth above, the Board of Directors recommends a vote AGAINST Proposal No. 5.

CORPORATE GOVERNANCE

Cisco maintains a corporate governance page on its website which includes key information about its corporate governance initiatives, including Cisco’s Corporate Governance Policies, Cisco’s Code of Business Conduct and Corporate Governance, and charters for the committees of the Board of Directors. The corporate governance page can be found at www.cisco.com, by clicking on “About Cisco,” then “Investor Relations,” and finally “Corporate Governance.”

Cisco’s policies and practices reflect corporate governance initiatives that are compliant with the listing requirements of Nasdaq and the corporate governance requirements of the Sarbanes-Oxley Act of 2002, including:

•	The Board of Directors has adopted clear corporate governance policies;

•	A majority of the board members are independent of Cisco and its management;

•	All members of the key board committees—the Audit Committee, the Compensation and Management Development Committee, and the Nomination and Governance Committee—are independent;

•	The independent members of the Board of Directors meet regularly without the presence of management;

•	Cisco has a clear code of business conduct and corporate governance that is monitored by its ethics office and is annually affirmed by its employees;

•	The charters of the board committees clearly establish their respective roles and responsibilities;

•	Cisco has an ethics office with a hotline available to all employees, and Cisco’s Audit Committee has procedures in place for the anonymous submission of employee complaints on accounting, internal controls, or auditing matters;

•	Cisco has adopted a code of ethics that applies to its principal executive officer and all members of its finance department, including the principal financial officer and principal accounting officer; and

•	Cisco’s internal audit control function maintains critical oversight over the key areas of its business and financial processes and controls, and reports directly to Cisco’s Audit Committee.

OWNERSHIP OF SECURITIES

The following table sets forth information known to Cisco with respect to beneficial ownership of Cisco common stock as of July 26, 2003 for (i) each director and nominee, (ii) Cisco’s Chief Executive Officer and the four other highest paid executive officers named in the Summary Compensation Table below (the “Named Executive Officers”) and (iii) all executive officers and directors as a group. To Cisco’s knowledge, there are no beneficial owners of five percent or more of the outstanding shares of Cisco common stock as of July 26, 2003.

Beneficial ownership is determined under the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table below have sole voting and investment power with respect to all shares of common stock beneficially owned. The number of shares beneficially owned by each person or group as of July 26, 2003 includes shares of common stock that such person or group had the right to acquire on or within 60 days after July 26, 2003, including, but not limited to, upon the exercise of options. References to options in the footnotes of the table below include only options to purchase shares that were exercisable on or within 60 days after July 26, 2003. For each individual and group included in the table below, percentage ownership is calculated by dividing the number of shares beneficially owned by such person or group by the sum of the 6,997,531,962 shares of common stock outstanding on July 26, 2003 plus the number of shares of common stock that such person or group had the right to acquire on or within 60 days after July 26, 2003.

Name	Number of Shares Beneficially Owned	Percent Owned
Carol A. Bartz(1)	328,926	*
Larry R. Carter(2)	4,148,803	*
John T. Chambers(3)	30,497,199	*
Carleton S. Fiorina(4)	64,150	*
Dr. James F. Gibbons(5)	165,920	*
Dr. John L. Hennessy(6)	57,687	*
Richard J. Justice(7)	2,693,295	*
Mario Mazzola(8)	5,515,551	*
Roderick C. McGeary(9)	63,096	*
James C. Morgan(10)	244,300	*
John P. Morgridge(11)	81,934,197	1.2
Randy Pond(12)	1,855,480	*
Donald T. Valentine(13)	2,566,198	*
Steven M. West(14)	170,400	*
Jerry Yang(15)	100,613	*
All executive officers and directors as a group (19 Persons) (16)	136,026,225	1.9

*	Less than one percent.

(1)	Includes 211,198 shares held by the Carol Ann Bartz (Living) Trust, 2,628 shares held by Ms. Bartz’s spouse, 100 shares held by her son and options to purchase 115,000 shares.

(2)	Includes 2,900 shares held by the Carter Revocable Trust dated October 18, 1994 and options to purchase 4,116,166 shares.

(3)	Includes options to purchase 28,450,000 shares.

(4)	Includes options to purchase 60,000 shares.

(5)	Includes options to purchase 155,000 shares.

(6)	Includes 9,687 shares held in the Hennessy 1993 Revocable Trust, John L. Hennessy and Andrea J. Hennessy Trustees, 3,000 shares held in trust for the benefit of Dr. Hennessy’s children and options to purchase 45,000 shares.

(7)	Includes 20,660 shares held by the 1990 Justice Family Trust and options to purchase 2,668,248 shares.

(8)	Includes options to purchase 5,421,741 shares.

(9)	Includes 3,096 shares held by Mr. McGeary’s son and options to purchase 30,000 shares.

(10)	Includes 9,300 shares held by Mr. Morgan’s spouse and options to purchase 235,000 shares.

(11)	Includes 67,292,447 shares held by John P. Morgridge and Tashia F. Morgridge as Trustees of the Morgridge Family Trust (UTA DTD 6/30/88), 92,938 shares held by Mr. Morgridge’s spouse, Tashia F. Morgridge, 13,115,760 shares held in the TOSA Foundation, a charitable foundation of which Mr. Morgridge is a director, and options to purchase 620,000 shares. Mr. Morgridge disclaims beneficial ownership of the shares held by the TOSA Foundation.

(12)	Includes 36,484 shares held by the Randall & Cynthia Pond Revocable Living Trust and options to purchase 1,801,777 shares.

(13)	Includes 1,659,198 shares held by the Donald T. Valentine Family Trust Under Agreement dated April 29, 1967 and options to purchase 655,000 shares.

(14)	Includes 400 shares held by Mr. West’s spouse and options to purchase 170,000 shares.

(15)	Includes 34,993 shares held in the Jerry Yang 1996 Charitable Remainder Trust, 3,194 shares held in the Jerry Yang 1996 Revocable Trust, 2,426 shares held in the Red Husky Foundation, a charitable foundation of which Mr. Yang is the secretary and his spouse is the president, and options to purchase 60,000 shares. Mr. Yang disclaims beneficial ownership of the shares held by the Red Husky Foundation.

(16)	Includes options to purchase 48,704,930 shares.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires Cisco’s executive officers, directors and persons who own more than 10% of Cisco’s common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission. These persons are required to provide Cisco with copies of all Section 16(a) forms that they file. Based solely on Cisco’s review of these forms and written representations from the executive officers and directors, Cisco believes that all Section 16(a) filing requirements were met during fiscal year 2003, except that Mark Chandler and Dennis D. Powell each originally timely filed a Form 3 upon assuming their respective offices, but due to a technical problem with the third-party electronic filing software utilized by Cisco, one holding on each Form 3 was not reported and the remaining holdings reported under the heading “Amount or Number of Shares” in Column 3 of Table II of each Form 3 became misaligned with the other information provided for each listed option grant. Amended Form 3s were promptly filed upon discovery of the errors to report the missing holdings and properly align each holding with the respective option grant.

Equity Compensation Plan Information

The following table provides information as of July 26, 2003 with respect to the shares of Cisco common stock that may be issued under existing equity compensation plans. The category “Equity compensation plans approved by security holders” in the table below consists of the 1996 Stock Incentive Plan, the Employee Stock Purchase Plan and its sub-plan, the International Employee Stock Purchase Plan. The category “Equity compensation plans not approved by security holders” in the table below consists solely of the 1997 Supplemental Stock Incentive Plan. The table does not include information with respect to shares subject to outstanding options granted under equity compensation arrangements assumed by the company in connection with mergers and acquisitions of the companies that originally granted those options.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (1)		Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)		(b)	(c)
Equity compensation plans approved by security holders	1,275,025,156		$25.57	584,178,165	(2)
Equity compensation plans not approved by security holders	3,085,773	(3)	$31.49	5,827,539	(4)

Total	1,278,110,929	(5)	$25.58	590,005,704	(6)

(1)	Excludes purchase rights currently accruing under the Employee Stock Purchase Plan and its sub-plan, the International Employee Stock Purchase Plan.

(2)	Includes shares available for future issuance under the Employee Stock Purchase Plan and its sub-plan, the International Employee Stock Purchase Plan. As of July 26, 2003, as reported in Cisco’s 2003 Annual Report on Form 10-K, an aggregate of 64,504,841 shares of common stock were available for future issuance under these purchase plans. Also includes up to 995,000 shares that may be granted to independent, non-employee consultants as direct issuances under the 1996 Stock Incentive Plan.

(3)	The table does not include information for equity compensation arrangements assumed by Cisco in connection with mergers and acquisitions. As of July 26, 2003, a total of 25,061,830 shares of Cisco common stock were issuable upon exercise of outstanding options under those assumed arrangements. The weighted average exercise price of those outstanding options is $10.15 per share. No additional options may be granted under those assumed arrangements.

(4)	These securities may be issued as options or as direct share issuances.

(5)	As of July 26, 2003, the aggregate number of shares issuable upon exercise of outstanding options as reported in Cisco’s 2003 Annual Report on Form 10-K were 1,303,172,759 shares, which included the 25,061,830 shares under the assumed arrangements described in footnote (3) above.

(6)	As of July 26, 2003, 519,673,324 shares were available for future issuance under the 1996 Stock Incentive Plan and 5,827,539 shares were available for future issuance under the 1997 Supplemental Stock Incentive Plan for an aggregate total of 525,500,863 shares available for future issuance under stock incentive plans as reported in Cisco’s 2003 Annual Report on Form 10-K. The shares available for future issuance under the purchase plans were 64,504,841 shares as reported in Cisco’s 2003 Annual Report on Form 10-K.

The 1997 Supplemental Stock Incentive Plan

The 1997 Supplemental Stock Incentive Plan (the “Supplemental Plan”) was implemented by the Board of Directors on July 31, 1997. The Supplemental Plan is a non-shareholder approved plan. Options may be granted and direct share issuances of common stock may be made under the Supplemental Plan to employees of Cisco (or any parent or subsidiary corporation) who are neither officers nor board members at the time of grant. The Board of Directors has authorized 9,000,000 shares of common stock for issuance under the Supplemental Plan. All option grants will have an exercise price per share, and all share issuances will have a purchase price per share, equal to the closing selling price per share of common stock on the grant or issuance date. Each option or share issuance may be subject to vesting. Any unvested options or share issuances will immediately vest and become exercisable in full upon certain changes in ownership of Cisco if the options are not assumed or replaced by the acquiring entity or the repurchase rights relating to share issuances are not assigned to the acquiring entity, as applicable. All options are non-statutory options under the Federal tax law. As of July 26, 2003, options covering 3,085,773 shares of common stock were outstanding under the Supplemental Plan, 5,827,539 shares remained available for future option grants or share issuances, and options covering 86,688 shares had been exercised.

EXECUTIVE COMPENSATION AND RELATED INFORMATION

Compensation and Management Development Committee Report

The information contained in this report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent that we specifically incorporate it by reference into a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.

The Compensation and Management Development Committee’s (the “Committee”) basic responsibility is to review the performance and development of Cisco’s management in achieving corporate goals and objectives and to assure that senior executives of Cisco are compensated effectively in a manner consistent with the strategy of Cisco, competitive practice, and the requirements of the appropriate regulatory bodies. Toward that end, the Committee oversees all compensation, equity and employee benefit plans and programs.

Compensation Philosophy and Objectives

Cisco operates in the extremely competitive and rapidly changing high technology industry. The Committee believes that the compensation programs for the executive officers should be designed to attract, motivate and retain talented executives responsible for the success of Cisco and should be determined within a framework based on the achievement of designated financial targets, individual contribution, customer satisfaction and financial performance relative to that of Cisco’s competitors. Within this overall philosophy, the Committee’s objectives are to:

•	Offer a total compensation program that takes into consideration the compensation practices of a group of specifically identified peer companies (the “Peer Companies”) and other selected companies with which Cisco competes for executive talent.

•	Provide annual variable incentive awards that take into account Cisco’s overall financial performance in terms of designated corporate objectives and the relative performance of the Peer Companies, as well as individual contributions and a measure of customer satisfaction.

•	Align the financial interests of executive officers with those of shareholders by providing significant equity-based, long-term incentives.

Compensation Components and Process

The three major components of Cisco’s executive officer compensation are: (i) base salary, (ii) variable incentive awards and (iii) long-term, equity-based incentive awards.

The Committee determines the compensation levels for the executive officers with the assistance of Cisco’s Human Resources Department, which works with an independent consulting firm that furnishes the Committee with executive compensation data drawn from multiple nationally recognized surveys of similarly sized technology companies identified as Peer Companies. A significant number of the Peer Companies are listed in the S & P Information Technology Index, which is included in the Stock Performance Graph for this Proxy Statement. Certain companies not included in this Index were considered Peer Companies because Cisco competes for executive talent with those companies. However, some organizations in the S & P Information Technology Index were excluded from the Peer Company list because they were not considered competitors for executive talent or because compensation information was not available.

The positions of Cisco’s Chief Executive Officer and executive officers were compared with those of their counterparts at the Peer Companies, and the market compensation levels for comparable positions were examined to determine base salary, target incentives and total cash compensation. In addition, the practices of the Peer Companies concerning stock option grants were reviewed and compared.

Base Salary.    The base salary for each executive officer is determined at levels considered appropriate for comparable positions at the Peer Companies. Cisco’s policy is to target base salary levels for executive officers between the 25th and 50th percentile of compensation practices at Peer Companies, with the Chief Executive Officer target base salary level at the 10th percentile.

Variable Incentive Awards.    To reinforce the attainment of Cisco goals, the Committee believes that a substantial portion of the annual compensation of each executive officer should be in the form of variable incentive pay. The annual incentive awards for executive officers are determined on the basis of Cisco’s achievement of the financial performance targets established at the beginning of the fiscal year and also include a factor for the executive’s contribution, a measure of customer satisfaction, an evaluation of the executive’s ability to execute on cross functional teamwork and collaboration, and a market share component tied to Cisco’s ability to gain market share relative to a select group of competitors. The incentive plan sets a threshold level of Cisco performance based on both revenue and profit before interest and taxes that must be attained before any incentives are awarded. Once the fiscal year’s threshold is reached, specific formulas are in place to calculate the actual incentive payment for each executive officer. A target is set for each executive officer based on targets for comparable positions at the Peer Companies and is stated in terms of a percentage of the executive officer’s base salary for the year. In fiscal 2003, Cisco exceeded its corporate performance and customer satisfaction targets as well as the market share target tied to relative market share performance of the selected competitor group. Awards paid reflected those results plus individual accomplishments of both corporate and functional objectives.

Long-Term, Equity-Based Incentive Awards.    The goal of Cisco’s long-term, equity-based incentive awards is to align the interests of executive officers with shareholders and to provide each executive officer with a significant incentive to manage Cisco from the perspective of an owner with an equity stake in the business. The Committee determines the size of the long-term, equity-based incentives according to each executive’s position within Cisco and sets a level it considers appropriate to create a meaningful opportunity for reward predicated on increasing shareholder value. In addition, the Committee takes into account an individual’s performance history, his or her potential for future responsibility and promotion, and competitive total compensation targets for the individual’s position and level of contribution. The relative weight given to each of these factors varies among individuals at the Committee’s discretion.

During fiscal year 2003, the Committee made option grants to Cisco’s executive officers under Cisco’s 1996 Stock Incentive Plan. Each grant allows the executive officer to acquire shares of Cisco’s common stock at a fixed price per share (the market price on the grant date) over a specified period of time. Options granted to this group of individuals in October 2002 and April 2003 vest in periodic installments over a five-year period, contingent upon the executive officer’s continued employment with Cisco. Accordingly, the option grants will provide a return only if the executive officer remains with Cisco and only if the market price appreciates over the option term.

CEO Compensation.    On April 1, 2001, Mr. Chambers requested that his base salary be lowered to a rate of $1.00 annually. On May 11, 2001, the Committee agreed to honor this request until such a time as the Committee deems it appropriate to return Mr. Chambers’ base salary to a market competitive level. For fiscal year 2003, as with the prior fiscal year, Mr. Chambers’ annual base salary remained at $1.00. The Committee continues to assess the market data for chief executive officers’ salary levels at the Peer Companies to ensure that, when reinstated, Mr. Chambers’ compensation is consistent with Cisco’s stated compensation objectives relative to base salary.

For fiscal year 2003, as with the prior fiscal year, Mr. Chambers requested that the Committee not award him a variable incentive award and, despite all the corporate and individual goals for the year having been met, the Committee agreed to honor his request.

The option grants made to Mr. Chambers during the 2003 fiscal year were awarded in April 2003 and July 2003. The option grants made to Mr. Chambers were based upon his performance and leadership with Cisco and placed a significant portion of his total compensation at risk, since the option grant delivers a return only if Cisco’s common stock appreciates over the option term.

Compliance with Internal Revenue Code Section 162(m).    Section 162(m) of the Internal Revenue Code disallows a Federal income tax deduction to publicly held companies for certain compensation paid to certain of their executive officers, to the extent that compensation exceeds $1 million per covered officer in any fiscal year. This limitation applies only to compensation which is not considered performance-based under the Section 162(m) rules. Cisco’s 1996 Stock Incentive Plan has been structured so that any compensation deemed paid in connection with the exercise of option grants made under that plan will qualify as performance-based compensation which will not be subject to the $1 million limitation. While the variable performance awards discussed above are based on company and individual performance, they are not considered “performance-based” under the Section 162(m) definition. However, the amount of non-performance based compensation in excess of $1 million paid to executive officers for the 2003 fiscal year was not material, and the Committee has decided that it is not appropriate at this time to limit Cisco’s alternatives in designing the cash compensation packages payable to Cisco’s executive officers.

Submitted by the Compensation and Management Development Committee

Carol A. Bartz, Chairperson

Dr. James F. Gibbons

James C. Morgan

Compensation Committee Interlocks and Insider Participation

The members of the Compensation and Management Development Committee for the 2003 fiscal year were Carol A. Bartz, Dr. James F. Gibbons and James C. Morgan. No member of this committee was at any time during the 2003 fiscal year or at any other time an officer or employee of Cisco, and no member had any relationship with Cisco requiring disclosure under Item 404 of Regulation S-K. No executive officer of Cisco has served on the board of directors or compensation committee of any other entity that has or has had one or more executive officers who served as a member of the Board of Directors or the Compensation and Management Development Committee during the 2003 fiscal year.

Summary of Cash and Certain Other Compensation

The following table sets forth the compensation earned by the Named Executive Officers for services rendered in all capacities to Cisco and its subsidiaries for each of the last three or fewer fiscal years during which such individuals served as executive officers. Cisco has not granted restricted stock or stock appreciation rights to any of the persons listed below during the past three fiscal years. No executive officer who would have otherwise been includable in such table on the basis of salary and bonus earned for Cisco’s 2003 fiscal year has been excluded by reason of his or her termination of employment or change in executive officer status during that fiscal year.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Compensation				Long-Term Compensation Awards Options(#)		All Other Compensation ($) (2)
	Annual Compensation			Other Annual Compensation ($)
	Year	Salary($)	Bonus($) (1)
John T. Chambers	2003	1	0	0	4,000,000		0
President, Chief Executive	2002	1	0	0	6,000,000	(3)	0
Officer and Director	2001	268,131	0	0	6,000,000		1,500

Mario Mazzola	2003	447,120	764,897	0	500,000		2,905
Senior Vice President,	2002	447,120	556,289	0	1,325,000		2,000
Chief Development Officer	2001	445,846	0	0	575,000		1,500

Larry R. Carter	2003	425,700	566,419	0	500,000		4,690
Senior Vice President,	2002	425,700	529,639	0	800,000		2,000
Office of the President and Director	2001	424,212	0	0	600,000		1,500

Richard J. Justice	2003	386,400	605,937	0	500,000		6,000
Senior Vice President,	2002	386,400	480,743	0	850,000		2,000
Worldwide Field Operations	2001	384,462	0	0	600,000		1,500

Randy Pond	2003	350,000	648,648	0	500,000		4,765
Senior Vice President,	2002	—	—	—	—		—
Operations, Systems and Processes (4)	2001	—	—	—	—		—

(1)	Represents cash bonuses earned for the indicated fiscal years.

(2)	Represents the matching contribution, which Cisco made to Cisco’s 401(k) Plan.

(3)	In July 2002, Mr. Chambers informed the Compensation and Management Development Committee of his decision to waive all his rights to an option grant for 2,000,000 shares granted on April 5, 2002, and requested that the option grant be cancelled. The committee honored Mr. Chambers’ request, and the option grant has been cancelled and is no longer outstanding.

(4)	Mr. Pond was appointed an executive officer on September 10, 2002, which was during the 2003 fiscal year.

Stock Options

The following table provides information with respect to the stock option grants made during Cisco’s 2003 fiscal year under Cisco’s 1996 Stock Incentive Plan to each Named Executive Officer. No stock appreciation rights were granted to the Named Executive Officers during the fiscal year. Options have a maximum term of nine years measured from the applicable grant date, subject to earlier termination in the event of the optionee’s cessation of service with Cisco. Each of the options will vest and become exercisable for 20% of the option shares upon the completion of one year of service measured from the grant date and will become exercisable for the remaining shares in equal monthly installments over the next 48 months of service thereafter. However, each of the options will immediately become exercisable for all of the option shares in the event Cisco is acquired by merger or asset sale, unless the options are assumed or replaced by the acquiring entity, or in the event there is a hostile change in control or ownership of Cisco. The exercise price of each option may be paid in cash or in shares of common stock valued at the closing selling price on the exercise date or may be paid with the proceeds from a same-day sale of the purchased shares.

There is no assurance provided to any executive officer or any other holder of Cisco’s securities that the potential realizable values shown in this table, which are based on assumed 5% and 10% annual rates of compounded stock price appreciation over the nine-year term of the options as required under the rules of the Securities and Exchange Commission, will be realized. Actual gains, if any, on option exercises are dependent on the future performance of Cisco common stock and overall market conditions.

OPTION GRANTS IN LAST FISCAL YEAR

	Individual Grants				Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
	Number of Securities Underlying Options	% of Total Options Granted to Employees in Fiscal	Exercise Price	Expiration
Name	Granted	Year	($/Share)	Date	5%($)	10%($)
John T. Chambers	2,000,000 2,000,000	1.0282 1.0282	13.040 18.510	4/10/2012 7/15/2012	14,378,640 20,410,171	35,415,276 50,271,224

Mario Mazzola	250,000 250,000	0.1285 0.1285	9.749 13.040	10/10/2011 4/10/2012	1,343,725 1,797,330	3,309,658 4,426,909

Larry R. Carter	250,000 250,000	0.1285 0.1285	9.749 13.040	10/10/2011 4/10/2012	1,343,725 1,797,330	3,309,658 4,426,909

Richard J. Justice	250,000 250,000	0.1285 0.1285	9.749 13.040	10/10/2011 4/10/2012	1,343,725 1,797,330	3,309,658 4,426,909

Randy Pond	250,000 250,000	0.1285 0.1285	9.749 13.040	10/10/2011 4/10/2012	1,343,725 1,797,330	3,309,658 4,426,909

Option Exercises and Holdings

The table below sets forth information concerning the exercise of options by each of the Named Executive Officers during Cisco’s 2003 fiscal year and the unexercised options held by them as of the end of the fiscal year. The value realized represents the difference between the aggregate closing selling price of the shares on the date of exercise less the aggregate exercise price paid. The value of unexercised in-the-money options is based on the closing price of Cisco common stock on July 25, 2003 of $19.08 per share, minus the exercise price, multiplied by the number of shares issuable upon exercise of the option. These values have not been, and may never be, realized. No stock appreciation rights were exercised during the fiscal year, and no stock appreciation rights were outstanding at the end of the fiscal year.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR

AND FISCAL YEAR-END OPTION VALUES

Name	Number of Shares Acquired on Exercise	Value Realized ($)	Number of Securities Underlying Unexercised Options at July 26, 2003		Value of Unexercised In-the-Money Options at July 26, 2003($)
			Exercisable	Unexercisable	Exercisable	Unexercisable
John T. Chambers	0	0	27,816,667	11,583,333	196,504,218	17,584,332
Mario Mazzola	0	0	5,320,404	1,955,168	44,197,596	6,071,361
Larry R. Carter	625,000	6,454,625	4,019,833	1,710,167	24,932,340	4,949,891
Richard J. Justice	0	0	2,568,584	1,765,166	8,652,896	5,010,557
Randy Pond	0	0	1,730,110	1,711,250	5,880,920	4,956,955

Employment Contracts, Termination of Employment, and Change in Control Agreements

As of the end of Cisco’s 2003 fiscal year, none of Cisco’s executive officers had employment or severance agreements with Cisco, and their employment could be terminated at any time at the discretion of the Board of Directors.

Each outstanding option under Cisco’s 1996 Stock Incentive Plan will vest and become immediately exercisable for all of the option shares at the time subject to that option in the event there should occur a hostile take-over of Cisco, whether through a tender offer for more than thirty-five percent of Cisco’s outstanding voting securities, which the Board of Directors does not recommend the shareholders to accept or a change in the majority of the Board of Directors as a result of one or more contested elections for board membership.

Certain Relationships and Related Transactions

In January 2003, Cisco loaned $200,000 to Betsy Rafael, Vice President, Corporate Controller and Principal Accounting Officer, in connection with a real estate purchase. The loan, including all accrued interest, was paid in full in July 2003 prior to her appointment as Principal Accounting Officer and as an executive officer. The loan had an interest rate of 3.40% and was secured by a deed of trust on real property.

AUDIT COMMITTEE REPORT

The information contained in this report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent that we specifically incorporate it by reference into a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.

The Audit Committee has reviewed and discussed with Cisco’s management and PricewaterhouseCoopers LLP the audited consolidated financial statements of Cisco contained in Cisco’s Annual Report on Form 10-K for the 2003 fiscal year. The Audit Committee has also discussed with PricewaterhouseCoopers LLP the matters required to be discussed pursuant to SAS No. 61 (Codification of Statements on Auditing Standards, AU Section 380), which includes, among other items, matters related to the conduct of the audit of Cisco’s consolidated financial statements.

The Audit Committee has received and reviewed the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with PricewaterhouseCoopers LLP its independence from Cisco.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in Cisco’s Annual Report on Form 10-K for its 2003 fiscal year for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee

Steven M. West, Chairman

Roderick C. McGeary

Jerry Yang

STOCK PERFORMANCE GRAPH

The graph depicted below shows a comparison of cumulative total shareholder returns for Cisco common stock with the cumulative total return on the Standard & Poor’s 500 Index and the Standard & Poor’s Information Technology Index. Shareholder returns over the indicated period are based on historical data and should not be considered indicative of future shareholder returns.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN

AMONG CISCO SYSTEMS, INC., THE S & P 500 INDEX

AND THE S & P INFORMATION TECHNOLOGY INDEX

	7/24/98	7/30/99	7/28/00	7/27/01	7/26/02	7/25/03

CISCO SYSTEMS, INC.	100.00	190.66	385.55	116.99	72.55	117.12

S & P 500	100.00	120.20	130.99	112.22	85.71	94.83

S & P INFORMATION TECHNOLOGY	100.00	160.92	226.82	106.99	63.57	78.69

Notes:

(1)	The graph covers the period from July 24, 1998, the last trading day before Cisco’s 1999 fiscal year, to July 25, 2003, the last trading day of Cisco’s 2003 fiscal year.

(2)	The graph assumes that $100 was invested in Cisco common stock and in each index on July 24, 1998, and that all dividends were reinvested. No cash dividends have been declared on shares of Cisco’s common stock.

The information contained in the Stock Performance Graph section shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent that we specifically incorporate it by reference into a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.

SHAREHOLDER PROPOSALS FOR 2004 ANNUAL MEETING OF SHAREHOLDERS

Requirements for Shareholder Proposals to be Considered for Inclusion in Cisco’s Proxy Materials. Shareholders of Cisco may submit proposals on matters appropriate for shareholder action at meetings of Cisco’s shareholders in accordance with Rule 14a-8 promulgated under the Securities Exchange Act of 1934. For such proposals to be included in Cisco’s proxy materials relating to its 2004 Annual Meeting of Shareholders, all applicable requirements of Rule 14a-8 must be satisfied and such proposals must be received by Cisco no later than May 21, 2004. Such proposals should be delivered to Cisco Systems, Inc., Attn: Secretary, 170 West Tasman Drive, San Jose, California 95134-1706 (and we encourage you to send a copy via e-mail to CorporateSecretary@cisco.com), with a copy to Cisco Systems, Inc., Attn: General Counsel at the same address.

Requirements for Shareholder Proposals to be Brought Before the Annual Meeting.    Cisco’s bylaws provide that, except in the case of proposals made in accordance with Rule 14a-8, for shareholder nominations to the Board of Directors or other proposals to be considered at an annual meeting, the shareholder must have given timely notice thereof in writing to the Secretary of Cisco not less than sixty nor more than ninety days prior to the anniversary of the date on which Cisco first mailed its proxy materials for its immediately preceding annual meeting of shareholders (as specified in Cisco’s proxy materials for its immediately preceding annual meeting of shareholders). To be timely for the 2004 annual meeting, a shareholder’s notice must be delivered to or mailed and received by the Secretary at the principal executive offices of Cisco between June 20, 2004 and July 20, 2004. However, in the event that the annual meeting is called for a date that is not within thirty days of the anniversary of the date on which the immediately preceding annual meeting of shareholders was called, to be timely, notice by the shareholder must be so received not later than the close of business on the tenth day following the date on which public announcement of the date of the annual meeting is first made. In no event will the public announcement of an adjournment of an annual meeting of shareholders commence a new time period for the giving of a shareholder’s notice as provided above. A shareholder’s notice to the Secretary must set forth as to each matter the shareholder proposes to bring before the annual meeting the information required by Cisco’s bylaws.

In addition, the proxy solicited by the Board of Directors for the 2004 Annual Meeting of Shareholders will confer discretionary authority to vote on (i) any proposal presented by a shareholder at that meeting for which Cisco has not been provided with notice on or prior to July 20, 2004 and (ii) on any proposal made in accordance with the bylaw provisions, if the 2004 proxy statement briefly describes the matter and how management’s proxy holders intend to vote on it, if the shareholder does not comply with the requirements of Rule 14a-4(c)(2) under the Securities Exchange Act of 1934.

SHAREHOLDERS SHARING THE SAME ADDRESS

Cisco has adopted a procedure called “householding,” which has been approved by the Securities and Exchange Commission. Under this procedure, Cisco is delivering only one copy of the annual report and proxy statement to multiple shareholders who share the same address and have the same last name, unless Cisco has received contrary instructions from an affected shareholder. This procedure reduces Cisco’s printing costs, mailing costs and fees. Shareholders who participate in householding will continue to receive separate proxy cards.

Cisco will deliver promptly upon written or oral request a separate copy of the annual report and the proxy statement to any shareholder at a shared address to which a single copy of either of those documents was delivered. To receive a separate copy of the annual report or proxy statement, you may write or call Cisco’s Investor Relations Department at Cisco Systems, Inc., 170 West Tasman Drive, San Jose, California 95134-1706, Attention: Investor Relations, telephone (408) 526-6945. You may also access Cisco’s annual report and proxy statement on the Investor Relations section of Cisco’s website at www.cisco.com.

If you are a holder of record and would like to revoke your householding consent and receive a separate copy of the annual report or proxy statement in the future, please contact Automatic Data Processing, Inc. (“ADP”), either by calling toll free at (800) 542-1061 or by writing to ADP, Householding Department, 51 Mercedes Way, Edgewood, New York 11717. You will be removed from the householding program within 30 days of receipt of the revocation of your consent.

Any shareholders of record who share the same address and currently receive multiple copies of Cisco’s annual report and proxy statement who wish to receive only one copy of these materials per household in the future, please contact Cisco’s Investor Relations Department at the address or telephone number listed above to participate in the householding program.

A number of brokerage firms have instituted householding. If you hold your shares in “street name,” please contact your bank, broker or other holder of record to request information about householding.

FORM 10-K

CISCO WILL MAIL WITHOUT CHARGE, UPON WRITTEN REQUEST, A COPY OF CISCO’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED JULY 26, 2003, INCLUDING THE CONSOLIDATED FINANCIAL STATEMENTS, SCHEDULES AND LIST OF EXHIBITS, AND ANY PARTICULAR EXHIBIT SPECIFICALLY REQUESTED. REQUESTS SHOULD BE SENT TO: CISCO SYSTEMS, INC., 170 WEST TASMAN DRIVE, SAN JOSE, CALIFORNIA 95134-1706, ATTN: INVESTOR RELATIONS. THE ANNUAL REPORT ON FORM 10-K IS ALSO AVAILABLE AT WWW.CISCO.COM.

OTHER MATTERS

The Board of Directors knows of no other matters to be presented for shareholder action at the meeting. However, if other matters do properly come before the meeting or any adjournments or postponements thereof, the Board of Directors intends that the persons named in the proxies will vote upon such matters in accordance with their best judgment.

BY ORDER OF THE BOARD OF DIRECTORS

Mark Chandler

Secretary

Dated: September 18, 2003

APPENDIX A

CISCO SYSTEMS, INC.

CHARTER FOR THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

As Revised September 9, 2003

1.    PURPOSE

The purpose of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing the financial information which will be provided to the shareholders and others, reviewing the systems of internal controls which management and the Board of Directors have established, selecting and reviewing the performance of independent accountants, and overseeing the Company’s accounting and financial reporting processes and the audits of the Company’s financial statements.

The Audit Committee will fulfill these responsibilities by carrying out the activities enumerated in Section 3 of the Charter. The Committee shall be given full and direct access to the Company’s Internal Control Services group, the Board Chairman, Company executives and independent accountants as necessary to carry out these responsibilities. However, the Committee’s function is one of oversight only and shall not relieve the Company’s management of its responsibilities for preparing financial statements which accurately and fairly present the Company’s financial results and condition, or the responsibilities of the independent accountants relating to the audit or review of financial statements.

The independent accountants’ ultimate responsibility is to the Board of Directors and the Audit Committee, as representatives of the shareholders. These representatives have the ultimate authority to select, evaluate, and, where appropriate, replace the independent accountants.

2.    COMPOSITION OF THE AUDIT COMMITTEE

The Audit Committee shall be comprised of not less than three directors, each of whom will be independent as required by Section 10A(m) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), any rules and regulations promulgated thereunder by the Securities and Exchange Commission (the “SEC”), and the rules of the National Association of Securities Dealers, Inc. (“NASD”). Each appointed Committee member shall be subject to annual reconfirmation and may be removed by the Board at any time.

All members of the Committee shall be able to read and understand fundamental financial statements, including a balance sheet, income statement and cash flow statement. At least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

3.    RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties, the Audit Committee shall:

  1.  Review annually the Audit Committee Charter for adequacy and recommend any changes to the Board.

  2.  Review the significant accounting principles, policies and practices followed by the Company in accounting for and reporting its financial results of operations in accordance with generally accepted accounting principles (“GAAP”).

  3.  Review the financial, investment and risk management policies followed by the Company in operating its business activities.

  4.  Review the Company’s annual audited financial statements, related disclosures, including the MD&A portion of the Company’s filings, and discuss with the independent accountants the matters required to be discussed by Auditing Standard No. 61, including (a) the quality as well as acceptability of the accounting principles applied in the financial statements, and (b) new or changed accounting policies; significant estimates, judgments, uncertainties or unusual transactions; and accounting policies relating to significant financial statement items.

  5.  Review any management letters or internal control reports prepared by the independent accountants or the Company’s internal auditors and responses to prior management letters, and review with the independent accountants the Company’s internal financial controls, including the budget, staffing and responsibilities of the Company’s Internal Control Services department.

  6.  Review the effectiveness of the independent audit effort, including approval of the scope of, and fees charged in connection with, the annual audit, quarterly reviews and any non-audit services being provided.

  7.  Be directly responsible for the appointment, determination of the compensation for, retention and oversight of the work of the independent accountant employed to conduct the audit (including resolution of disagreements between the independent accountants and management regarding financial reporting) or other audit, review or attest services. The independent accountants shall report directly to the Audit Committee.

  8.  Pre-approve all audit services and permissible non-audit services by the independent accountants, as set forth in Section 10A of the Exchange Act and the rules and regulations promulgated thereunder by the SEC. The Committee may establish pre-approval policies and procedures, as permitted by Section 10A of the Exchange Act and the rules and regulations promulgated thereunder by the SEC, for the engagement of independent accountants to render services to the Company, including but not limited to policies that would allow the delegation of pre-approval authority to one or more members of the Committee, provided that any pre-approvals delegated to one or more members of the Committee are reported to the Committee at its next scheduled meeting.

  9.  Review the hiring policies for any employees or former employees of the independent accountants.

10.  Obtain on an annual basis a formal written statement from the independent accountants delineating all relationships between the accountants and the Company consistent with Independence Standards Board Standard No. 1, and review and discuss with the accountants all significant relationships the accountants have with the Company which may affect the accountants’ independence. The Audit Committee is responsible for ensuring the independence of the independent accountants.

11.  For each of the first three fiscal quarters and at year end, at a Committee meeting review with management the financial results, the proposed earnings press release and formal guidance which the Company may plan to offer, and review with the independent accountants the results of their review of the interim financial information and audit of the annual financial statements.

12.  Review management’s analysis of any significant accounting issues, changes, estimates, judgments or unusual items relating to the financial statements and the selection, application and effects of critical accounting policies applied by the Company (including an analysis of the effect of alternative GAAP methods) and review with the independent accountants the reports on such subjects delivered pursuant to Section 10A(k) of the Exchange Act and the rules and regulations promulgated thereunder by the SEC.

13.  Following completion of the annual audit, review separately with the independent accountants, the Internal Control Services department, and management any significant difficulties encountered during the course of the audit.

14.  Engage and determine funding for such independent professional advisers and counsel as the Committee determines are appropriate to carry out its functions hereunder. The Company shall provide appropriate funding to the Committee, as determined by the Committee, for payment of (1) compensation to the independent accountants for services approved by the Committee, (2) compensation to any outside advisers retained by the Committee, and (3) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

15.  Report to the Board on a regular basis on the major events covered by the Audit Committee and make recommendations to the Board and management concerning these matters.

16.  Perform any other activities consistent with this charter, the Company’s Bylaws and governing law as the Committee or the Board deems necessary or appropriate, including but not limited to the Company’s legal and regulatory compliance.

17.  Approve all related party transactions, as defined by applicable NASD Rules, to which the Company is a party.

18.  Establish procedures for:

(a)  the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and (b) the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

4.    AUDIT COMMITTEE MEETINGS

The Committee will meet on a regular basis at least 4 times each year, and will hold special meetings as circumstances require. The timing of the meetings to be scheduled for an upcoming fiscal year shall be determined by the Audit Committee prior to the beginning of such fiscal year. A calendar of proposed meetings will be reviewed by the Audit Committee at the same time as the annual Audit Committee Charter review. The calendar shall include appropriate meetings to be held separately with representatives of the independent accountants, management and the Internal Control Services department, including a meeting to conduct the reviews required under Section 3.13 above. In addition, the Committee will meet at any time that the independent accountants believe communication to the Committee is required.

At all Audit Committee meetings a majority of the total number of members shall constitute a quorum. All meetings shall be held subject to and in accordance with Section 307 (including without limitation notice, quorum and votes/actions of the committee) and other applicable sections of the General Corporation Law of California. Minutes shall be kept of each meeting of the Committee.

# Directions to the San Jose McEnery Convention Center

San Jose McEnery Convention Center
Ballroom A
150 W. San Carlos St.
San Jose, CA 95113

MAP NOT TO SCALE
San Fernando St.
Park Ave.
Plaza of Cesar Chavez
San Carlos St.
Almaden Blvd.
Woz Way
Convention Center
Market St.
First St.
San Salvador St.
Second St.
Viola Ave.
Balbach St.
William St.
Pierce Ave.
Reed St.
to 101 & 880
to 101 & 680
87
280
92
84
101
237
880
85
17
WILLOW RD.
DUMBARTON BRIDGE
Menlo Park
Mountain View
JUNIPERO SERRA FREEWAY
CENTRAL EXPWY.
GREAT AMERICA PKWY.
FIRST ST.
San Jose
Convention Center Ballroom A Location
San Carlos St.
Ballroom A
Enter
Market St.
Exhibit Level
Blvd.
Viola Ave.
Paid public parking is available only in the San Jose McEnery Convention Center parking garage, located on Almaden Blvd. Parking elsewhere will be at Shareholder's expense.
LIGHT RAIL
LIGHT RAIL STATION
PUBLIC PARKING

### Getting to the San Jose McEnery Convention Center Parking Garage from San Francisco—Highway 280

- Take 280 south to the Vine Street/Almaden Boulevard exit.
- Turn left on Almaden Boulevard.
- Convention Center parking garage entrance will be on the right.

### Getting to the San Jose McEnery Convention Center Parking Garage from San Francisco—Highway 101

- Take 101 south to the Guadalupe Parkway 87 exit.
- Continue on Guadalupe Parkway 87.
- Take the Park Avenue/San Carlos Street exit, and turn left.
- Turn right on Almaden Boulevard.
- Convention Center parking garage entrance will be on the left.

### Getting to the San Jose McEnery Convention Center Parking Garage from Oakland—Highway 880

- Take Highway 880/17 south to the Coleman Avenue exit.
- Turn left on Coleman Avenue and continue on Coleman Avenue.
- Coleman Avenue becomes Market Street after 87.
- Turn right on San Carlos Street.
- Turn left on Almaden Boulevard.
- Convention Center parking garage entrance will be on the left.

1028-PSA-03

CISCO SYSTEMS, INC.

EMPLOYEE STOCK PURCHASE PLAN

(As Amended and Restated September 9, 2003)

I.	PURPOSE

The Cisco Systems, Inc. Employee Stock Purchase Plan (the “Plan”) is intended to provide eligible employees of the Company and one or more of its Corporate Affiliates with the opportunity to acquire a proprietary interest in the Company through participation in a plan designed to qualify as an employee stock purchase plan under Section 423 of the Internal Revenue Code (the “Code”).

All share numbers in this September 2003 amendment and restatement reflect all splits of the Stock effected through March 22, 2000, including (i) the three (3)-for-two (2) split of Stock effected on December 16, 1997, (ii) the three (3)-for-two (2) split of Stock effected on September 15, 1998, (iii) the two (2)-for-one (1) split of Stock effected on June 21, 1999, and (iv) the two (2)-for-one (1) split of Stock effected on March 22, 2000.

The Plan became effective on the designated Effective Date and was approved by the Company’s shareholders in January 1990. The shareholders approved a 15,000,000 share increase to the Plan on November 13, 1997. When adjusted for all forward splits of the Stock effected through March 22, 2000, such approved share increase now represents 135,000,000 shares of Stock. Forward splits of the Stock have also resulted in an increase in the remaining number of shares of Stock purchasable under the Plan (as per Section VI(b)). The Board approved a 100,000,000 share increase to the Plan on September 9, 2003, which increase is subject to the approval of the shareholders at the 2003 Annual Meeting. When combined with the November 13, 1997 135,000,000 share addition to the Plan (adjusted on a forward stock split basis) and the September 9, 2003 100,000,000 share addition to the Plan, the total number of shares of Stock which may be issued over the term of the Plan has been increased to 321,400,000 shares.

II.	DEFINITIONS

For purposes of administration of the Plan, the following terms shall have the meanings indicated:

Board means the Board of Directors of the Company.

Cisco Entity means the Company or any person or entity controlling, controlled by or under common control with the Company or any person or entity with which joint enterprises are carried on or in which the Company has an interest.

Company means Cisco Systems, Inc., a California corporation, and any corporate successor to all or substantially all of the assets or voting stock of Cisco Systems, Inc. which shall by appropriate action adopt the Plan.

Corporate Affiliate means any company which is either the parent corporation or a subsidiary corporation of the Company (as determined in accordance with Section 424 of the Code), including any parent or subsidiary corporation which becomes such after the Effective Date.

Effective Date means January 1, 1990; provided, however, that any Corporate Affiliate which becomes a Participating Company in the Plan after January 1, 1990 shall designate a subsequent Effective Date with respect to its employee-Participants.

Eligible Earnings means (i) the regular basic earnings paid to a Participant by one or more Cisco Entities, (ii) any salary deferral contributions made on behalf of the Participant to the Company’s Code Section 401(k) Plan or Code Section 125 Plan plus (iii) overtime payments, bonuses and commissions. There shall be excluded from the calculation of Eligible Earnings: (I) all profit-sharing distributions and other incentive-type payments and (II) all contributions (other than Code Section 401(k) and Code Section 125 contributions) made by the Company or any other Cisco Entity for the Participant’s benefit under any employee benefit or welfare plan now or hereafter established.

Employee means any person employed by the Company or any other Participating Company who receives earnings considered wages under Section 3401(a) of the Code from the Company or any other Cisco Entity.

Participant means any Employee of a Participating Company who is actively participating in the Plan.

Participating Company means the Company and such Corporate Affiliate or Affiliates as may be designated from time to time by the Board.

Stock means shares of the common stock of the Company.

Sub-Plan means the Company’s International Employee Stock Purchase Plan, as amended.

III.	ADMINISTRATION

The Plan shall be administered by the Board or by a committee (the “Committee”) comprised of at least two or more Board members appointed from time to time by the Board. The Plan Administrator (whether the Board or the Committee) shall have full authority to administer the Plan, including authority to interpret and construe any provision of the Plan and to adopt such rules and regulations for administering the Plan as it may deem necessary in order to comply with the requirements of Section 423 of the Code. Decisions of the Plan Administrator shall be final and binding on all parties who have an interest in the Plan.

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IV.	PURCHASE PERIODS

(a) Stock shall be offered for purchase under the Plan through a series of successive purchase periods until such time as (i) the maximum number of shares of Stock available for issuance under the Plan and the Sub-Plan shall have been purchased or (ii) the Plan shall have been sooner terminated in accordance with Article IX.

(b) Under no circumstances shall any purchase rights granted under the Plan be exercised, nor shall any shares of Stock be issued hereunder, until such time as (i) the Plan shall have been approved by the Company’s shareholders and (ii) the Company shall have complied with all applicable requirements of the Securities Act of 1933 (as amended), all applicable listing requirements of any securities exchange on which the Stock is listed and all other applicable requirements established by law or regulation.

(c) The Plan shall be implemented in a series of consecutive purchase periods, each to be of such duration (not to exceed twenty-four (24) months per purchase period) as determined by the Plan Administrator prior to the commencement date of the purchase period. Purchase periods may commence at any time as determined by the Plan Administrator, including at quarterly or semi-annual intervals over the term of the Plan. The Plan Administrator will announce the date each purchase period will commence and the duration of that purchase period in advance of the first day of such purchase period.

(d) The Participant shall be granted a separate purchase right for each purchase period in which he/she participates. The purchase right shall be granted on the first day of the purchase period and shall be automatically exercised on the last U.S. business day of that purchase period or any earlier day the purchase right is to be exercised hereunder.

(e) An Employee may participate in only one purchase period at a time. Accordingly, an Employee who wishes to join a new purchase period must withdraw from the current purchase period in which he/she is participating prior to the last day of the current purchase period in which the Employee participates and must also enroll in the new purchase period prior to the start date of that new purchase period at such time and in such manner as the Plan Administrator, in its discretion, requires. The Plan Administrator, in its discretion, may require an Employee who withdraws from one purchase period to wait one full purchase period before re-enrolling in a new purchase period under the Plan.

V.	ELIGIBILITY AND PARTICIPATION

(a) Each individual who is an Employee of a Participating Company on the commencement date of any purchase period under the Plan shall be eligible to participate in the Plan for that purchase period. The Plan Administrator may, in its discretion, limit the Employees who are eligible to participate in the Plan to those Employees who are regularly scheduled to work more than twenty (20) hours per week for more than five (5) months per calendar year.

(b) In order to participate in the Plan for a particular purchase period, the Employee must complete the enrollment forms prescribed by the Plan Administrator (including a

3

purchase agreement and a payroll deduction authorization) and file such forms with the Plan Administrator (or its designate) no later than the day designated by the Plan Administrator in its discretion.

(c) The payroll deduction authorized by a Participant for purposes of acquiring Stock under the Plan may be any multiple of 1% of the Eligible Earnings paid to the Participant during the period the purchase right remains outstanding, up to a maximum of 10% per purchase right. The deduction rate so authorized shall continue in effect for the entire period the purchase right remains outstanding, unless the Participant shall, prior to the end of the purchase period for which the purchase right will remain in effect, reduce such rate by filing the appropriate form with the Plan Administrator (or its designate). The reduced rate shall become effective as soon as practicable following the filing of such form. Payroll deductions, however, will automatically cease upon the termination of the Participant’s purchase right in accordance with Sections VII(d) or (e) below.

VI.	STOCK SUBJECT TO PLAN

(a) The Stock purchasable by Participants under the Plan shall, solely in the Board’s discretion, be made available from either authorized but unissued Stock or from reacquired Stock, including shares of Stock purchased on the open market. The total number of shares which may be issued under the Plan and the Sub-Plan attached hereto as Exhibit B, in the aggregate shall not exceed 321,400,000 shares (subject to adjustment under subparagraph (b) below). Such share reserve has been adjusted for the various forward splits of the Stock which have been effected since the Effective Date and includes the 135,000,000 share increase1 approved by the shareholders at the 1997 Annual Meeting and the 100,000,000 share increase approved by the Compensation Committee on September 9, 2003 and subject to the approval of the shareholders at the 2003 Annual Meeting.

(b) In the event any change is made to the Stock purchasable under the Plan by reason of (I) any merger, consolidation or reorganization or (II) any stock dividend, stock split, recapitalization, combination of shares or other change affecting the outstanding Stock as a class without the Company’s receipt of consideration, then unless such change occurs in connection with a Section VII(k) transaction, appropriate adjustments shall be made by the Plan Administrator to (i) the class and maximum number of shares issuable in the aggregate over the term of the Plan and the Sub-Plan, (ii) the class and maximum number of shares purchasable per Participant on any one purchase date, (iii) the class and maximum number of shares purchasable by any one executive officer over the term of the Plan and (iv) the class and number of shares and the price per share of the Stock subject to each purchase right at the time outstanding under the Plan.

1 The shareholders originally approved a share increase of 15,000,000 shares, but when recalculated for all forward splits of the Stock effected by March 22, 2000 (i.e., the three (3)-for-two (2) split of Stock effected on December 16, 1997, the three (3)-for-two (2) split of Stock effected on September 15, 1998, the two (2)-for-one (1) spilt of Stock effected on June 21, 1999, and the two (2)-for-one (1) split of Stock effected on March 22, 2000), that share increase represents 135,000,000 shares.

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VII.	PURCHASE RIGHTS

An Employee who participates in the Plan for a particular purchase period shall have the right to purchase Stock upon the terms and conditions set forth below and shall execute a purchase agreement embodying such terms and conditions and such other provisions (not inconsistent with the Plan) as the Plan Administrator may deem advisable.

(a) Purchase Price. The U.S. Dollar purchase price per share shall be at least equal to the lesser of (i) 85% of the fair market value per share of Stock on the date on which the purchase right is granted or (ii) 85% of the fair market value per share of Stock on the date the purchase right is exercised. For purposes of determining such fair market value (and for all other valuation purposes under the Plan), the fair market value per share of Stock on any relevant date shall be the closing selling price per share on such date, as officially quoted on the principal exchange on which the Stock is at the time traded or, if not traded on any such exchange, the closing selling price per share of the Stock on such date, as reported on the Nasdaq National Market. If there are no sales of Stock on such day, then the closing selling price for the Stock on the next preceding day for which there does exist such quotation shall be determinative of fair market value.

(b) Number of Purchasable Shares. The number of shares purchasable by a Participant upon the exercise of an outstanding purchase right shall be the number of whole shares obtained by dividing the amount collected from the Participant through payroll deductions during each purchase period the purchase right remains outstanding by the purchase price in effect for that purchase period. Any remaining amount in the Participant’s account shall be automatically refunded to the Participant. However, the maximum number of shares purchasable by any Participant on any one purchase date shall not exceed 22,500 shares (subject to adjustment under Section VI(b)), and any amount not applied to the purchase of Stock on behalf of a Participant by reason of such limitation shall be refunded to that Participant. In addition, should the Employee be an executive officer of the Company subject to the short-swing profit restrictions of the Federal securities laws, then the maximum number of shares which such Employee may purchase over the term of the Plan shall not exceed 4,320,000 shares (as adjusted for the various forward splits of the Stock effected since the Effective Date and subject to further adjustment under Section VI(b)). Accordingly, no such officer shall be eligible to receive purchase rights for any purchase period if the number of shares which would otherwise be purchasable by such individual for that purchase period would result in the issuance to such individual of shares of Stock in excess of the maximum number of shares purchasable in the aggregate by such individual over the term of the Plan.

Under no circumstances shall purchase rights be granted under the Plan to any Employee if such Employee would, immediately after the grant, own (within the meaning of Code Section 425(d)), or hold outstanding options or other rights to purchase, stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or any of its Corporate Affiliates.

In addition, the accrual limitations of Section VIII shall apply to all purchase rights.

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(c) Payment. Payment for Stock purchased under the Plan shall be effected by means of the Participant’s authorized payroll deductions. Such deductions shall begin on the first pay day coincident with or immediately following the commencement date of the relevant purchase period and, unless terminated earlier pursuant to Sections VII(d) or (e) below, shall terminate with the pay day ending with or immediately prior to the last day of the purchase period. The amounts so collected shall be credited to the book account maintained by the Company on the Participant’s behalf under the Plan, but no interest shall be paid on the balance from time to time outstanding in such book account. The amounts collected from a Participant may be commingled with the general assets of the Company and may be used for general corporate purposes.

(d) Withdrawal from Purchase Period.

(i) A Participant may withdraw from a purchase period by filing the prescribed notification form with the Plan Administrator (or its designate) on or prior to the date required by the Plan Administrator in its discretion. No further payroll deductions shall be collected from the Participant with respect to that purchase period, and the Participant shall have the following election with respect to any payroll deductions for the purchase period collected prior to the withdrawal date: (A) have the Company refund, in the currency originally collected, the payroll deductions which the Participant made under the Plan during that purchase period or (B) have such payroll deductions held for the purchase of shares at the end of such purchase period. If no such election is made, then such payroll deductions shall automatically be refunded at the end of such purchase period, in the currency originally collected.

(ii) The Participant’s withdrawal from a particular purchase period shall be irrevocable and shall also require the Participant to re-enroll in the Plan (by making a timely filing of a new purchase agreement and payroll deduction authorization) if the Participant wishes to resume participation in a subsequent purchase period.

(e) Termination of Employment/Leave of Absence. Except as provided in Section VII(l) below, if a Participant ceases to remain an Employee while his/her purchase right remains outstanding, then such purchase right shall immediately terminate and all sums previously collected from the Participant during the purchase period in which such termination occurs shall be promptly refunded to the Participant. However, should the Participant die or become permanently disabled while in Employee status or should the Participant cease active service by reason of a leave of absence, then the Participant (or the person or persons to whom the rights of the deceased Participant under the Plan are transferred by will or by the laws of descent and distribution) shall have the election, exercisable up until the end of the purchase period in which the Participant dies or becomes permanently disabled or in which the leave of absence commences, to (i) withdraw all the funds in the Participant’s payroll account at the time of his/her cessation of Employee status or the commencement of such leave or (ii) have such funds held for the purchase of shares at the end of such purchase period. If no such election is made, then such funds shall automatically be held for the purchase of shares at the end of such purchase period. In no event, however, shall any further payroll deductions be added to the Participant’s account following his/her cessation of Employee status or the commencement of such leave. Should the Participant return to active service (x) within ninety (90) days following

6

the commencement of his/her leave of absence or (y) prior to the expiration of any longer period for which such Participant’s right to reemployment with the Company is guaranteed by statute or contract, then his/her payroll deductions under the Plan shall automatically resume upon his/her return at the rate in effect at the time the leave began, and if a new purchase period begins during the period of the leave, then the Participant will automatically be enrolled in that purchase period at the rate of payroll deduction in effect for him/her at the time the leave commenced, but payroll deductions for that purchase period shall not actually begin until the Participant returns to active service. However, an individual who returns to active employment following a leave of absence that exceeds in duration the applicable (x) or (y) time period will be treated as a new Employee for purposes of subsequent participation in the Plan and must accordingly re-enroll in the Plan (by making a timely filing of the prescribed enrollment forms) on or before the start date of any subsequent purchase period in which he or she wishes to participate.

For purposes of the Plan: (a) a Participant shall be considered to be an Employee for so long as such Participant remains in the active employ of the Company or any other Participating Company under the Plan, and (b) a Participant shall be deemed to be permanently disabled if he/she is unable, by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of at least twelve (12) months, to engage in any substantial gainful employment.

(f) Stock Purchase. The Stock subject to the purchase right of each Participant (other than Participants whose purchase rights have previously terminated in accordance with Sections VII(d) or (e) above) shall be automatically purchased on the Participant’s behalf on the last U.S. business day of the purchase period for which such purchase right remains outstanding. The purchase shall be effected by applying the amount credited to each Participant’s book account, as converted into U.S. Dollars if necessary, on the last U.S. business date of the purchase period to the purchase of whole shares of Stock (subject to the limitations on the maximum number of purchasable shares set forth in Section VII(b)) at the purchase price in effect for such purchase period.

(g) Proration of Purchase Rights. Should the total number of shares of Stock to be purchased pursuant to outstanding purchase rights on any particular date exceed the number of shares then available for issuance under the Plan and the Sub-Plan, the Plan Administrator shall make a pro-rata allocation of the available shares on a uniform and nondiscriminatory basis, and any amounts credited to the accounts of Participants shall, to the extent not applied to the purchase of Stock, be refunded to the Participants, in the currency originally collected.

(h) Shareholder Rights. A Participant shall have no rights as a shareholder with respect to shares covered by the purchase rights granted to the Participant under the Plan until the shares are actually purchased on the Participant’s behalf in accordance with Section VII(f). No adjustments shall be made for dividends, distributions or other rights for which the record date is prior to the purchase date.

(i) ESPP Broker Account. The shares purchased on behalf of each Participant shall be deposited directly into a brokerage account which the Company shall establish for the Participant at a Company-designated brokerage firm. The account will be

7

known as the ESPP Broker Account. The Plan Administrator may adopt such policies and procedures for the Plan as it determines is appropriate, including policies and procedures regarding the transfer of shares from a Participant’s ESPP Broker Account before those shares have been held for the requisite period necessary to avoid a disqualifying disposition of such shares under the U.S. Federal tax laws.

(j) Assignability. No purchase rights granted under the Plan shall be assignable or transferable by a Participant other than by will or by the laws of descent and distribution, and during the Participant’s lifetime the purchase rights shall be exercisable only by the Participant.

(k) Merger or Liquidation of Company. In the event the Company or its shareholders enter into an agreement to dispose of all or substantially all of the assets or outstanding capital stock of the Company by means of a sale, merger or reorganization in which the Company will not be the surviving corporation (other than a reorganization effected primarily to change the State in which the Company is incorporated, a merger or consolidation with a wholly-owned Subsidiary, or any other transaction in which there is no substantial change in the shareholders of the Company or their relative stock holdings, regardless of whether the Company is the surviving corporation) or in the event the Company is liquidated, then all outstanding purchase rights under the Plan shall automatically be exercised immediately prior to the consummation of such sale, merger, reorganization or liquidation by applying all sums previously collected from Participants during the purchase period of such transaction to the purchase of whole shares of Stock, subject, however, to the applicable limitations of Section VII(b).

(l) Acquisitions and Dispositions. The Plan Administrator may, in its sole and absolute discretion and in accordance with principles under Section 423 of the Code, create special purchase periods for individuals who become Employees solely in connection with the acquisition of another company or business by merger, reorganization or purchase of assets and may provide for special purchase dates for Participants who will cease to be Employees solely in connection with the disposition of all or a portion of any Participating Company or a portion of the Company, which purchase periods and purchase rights granted pursuant thereto shall, notwithstanding anything stated herein, be subject to such terms and conditions as the Plan Administrator considers appropriate in the circumstances.

VIII.	ACCRUAL LIMITATIONS

(a) No Participant shall be entitled to accrue rights to acquire Stock pursuant to any purchase right outstanding under this Plan if and to the extent such accrual, when aggregated with (I) Stock rights accrued under other purchase rights outstanding under this Plan and (II) similar rights accrued under other employee stock purchase plans (within the meaning of Section 423 of the Code) of the Company or any Corporate Affiliate, would otherwise permit such Participant to purchase more than Twenty-Five Thousand U.S. Dollars (US$25,000) worth of stock of the Company or any Corporate Affiliate (determined on the basis of the fair market value of such stock on the date or dates such rights are granted to the Participant) for each calendar year such rights are at any time outstanding.

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(b) For purposes of applying the accrual limitations of Section VIII(a), the right to acquire Stock pursuant to each purchase right outstanding under the Plan shall accrue as follows:

(i) The right to acquire Stock under each such purchase right shall accrue as and when the purchase right first becomes exercisable on the last U.S. business day of each purchase period the right remains outstanding.

(ii) No right to acquire Stock under any outstanding purchase right shall accrue to the extent the Participant has already accrued in the same calendar year the right to acquire Twenty-Five Thousand U.S. Dollars (US$25,000) worth of Stock (determined on the basis of the fair market value on the date or dates of grant) pursuant to one or more purchase rights held by the Participant during such calendar year.

(iii) If by reason of the Section VIII(a) limitations, one or more purchase rights of a Participant do not accrue for a particular purchase period, then the payroll deductions which the Participant made during that purchase period with respect to such purchase rights shall be promptly refunded in the currency originally collected.

(c) In the event there is any conflict between the provisions of this Article VIII and one or more provisions of the Plan or any instrument issued thereunder, the provisions of this Article VIII shall be controlling.

IX.	AMENDMENT AND TERMINATION

The Board or the Compensation Committee of the Board may from time to time alter, amend, suspend or discontinue the Plan; provided, however, that no such action shall adversely affect purchase rights at the time outstanding under the Plan; and provided, further, that no such action of the Board or the Compensation Committee may, without the approval of the shareholders of the Company, increase the number of shares issuable under the Plan (other than adjustments pursuant to Sections VI(b) and VII(b)), alter the purchase price formula so as to reduce the purchase price specified in the Plan, or materially modify the requirements for eligibility to participate in the Plan.

X.	GENERAL PROVISIONS

(a) The Plan shall terminate upon the earlier of (i) January 3, 2010 or (ii) the date on which all shares available for issuance under the Plan and the Sub-Plan shall have been sold pursuant to purchase rights exercised under the Plan and the Sub-Plan. The extension of the term of the Plan from January 3, 2005 to January 3, 2010 is subject to shareholder approval at the 2003 Annual Meeting.

(b) All costs and expenses incurred in the administration of the Plan shall be paid by the Company.

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(c) Neither the action of the Company in establishing the Plan, nor any action taken under the Plan by the Board or the Plan Administrator, nor any provision of the Plan itself shall be construed so as to grant any person the right to remain in the employ of the Company or any Corporate Affiliate for any period of specific duration, and such person’s employment may be terminated at any time, with or without cause.

(d) The provisions of the Plan shall be governed by the laws of the State of California, without resort to that State’s conflicts-of-laws rules.

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Exhibit A

Exhibit B

Cisco Systems, Inc.

International Employee Stock Purchase Plan

CISCO SYSTEMS, INC.

INTERNATIONAL EMPLOYEE STOCK PURCHASE PLAN

(Sub-Plan of the Cisco Systems, Inc. Employee Stock Purchase Plan)

(As Amended and Restated September 9, 2003)

I.	PURPOSE

The Cisco Systems, Inc. International Employee Stock Purchase Plan, a sub-plan of the Cisco Systems, Inc. Employee Stock Purchase Plan (the “Sub-Plan”) is intended to provide eligible employees of the Company’s Foreign Subsidiaries with the opportunity to acquire a proprietary interest in the Company through the purchase of shares of the Company’s common stock at periodic intervals with their accumulated payroll deductions or other approved contributions.

All provisions of this Sub-Plan shall be governed by the U.S. Plan, except as otherwise provided herein.

The Sub-Plan became effective on the designated Effective Date.

II.	DEFINITIONS

The definitions provided in Article II of the U.S. Plan shall govern the Sub-Plan, except the following terms shall have the meanings indicated:

Code means the U.S. Internal Revenue Code of 1986, as amended.

Corporate Affiliate means any corporation, partnership, joint venture or other business entity in which the Company owns, directly or indirectly, stock or a capital or profit interest and with respect to which the Company possesses the power to direct or cause the direction of the management and policies.

Eligible Earnings means the regular basic earnings paid to a Participant by one or more Foreign Subsidiaries or Cisco Entities, plus overtime payments, bonuses and commissions. There shall be excluded from the calculation of Earnings: (I) all profit-sharing distributions and other incentive-type payments and (II) all contributions made by the Company, its Corporate Affiliates, or any other Cisco Entity for the Participant’s benefit under any employee benefit or welfare plan now or hereafter established.

Effective Date means October 1, 1996; provided, however, that any Foreign Subsidiary which elects, with the approval of the Board, to extend the benefits of this Sub-Plan to its Employees after October 1, 1996 shall designate a subsequent Effective Date with respect to its employee-Participants.

Employee means any person employed by a Foreign Subsidiary who receives Eligible Earnings from the Foreign Subsidiary or any other Cisco Entity.

Foreign Subsidiary shall mean any Corporate Affiliate with non-U.S. Employees which elects, with the approval of the Board, to extend the benefits of this Sub-Plan to its Employees. As of the Effective Date, the Foreign Subsidiaries participating in the Sub-Plan are listed on attached Schedule A.

Participant means any Employee of a Foreign Subsidiary who is actively participating in the Sub-Plan.

U.S. Plan shall mean the Company’s Employee Stock Purchase Plan, as amended.

III.	ADMINISTRATION

The Sub-Plan shall be administered in accordance with the provisions of Article III of the U.S. Plan.

IV.	PURCHASE PERIODS

The initial purchase period began on October 1, 1996. Subsequent purchase periods may commence at any time as determined by the Plan Administrator, including at quarterly or semi-annual intervals over the term of the Sub-Plan.

V.	ELIGIBILITY AND PARTICIPATION

(a) Each individual who is an Employee of a Foreign Subsidiary on the commencement date of any purchase period under the Sub-Plan shall be eligible to participate in the Sub-Plan for that purchase period.

(b) In order to participate in the Sub-Plan for a particular purchase period, the Employee must complete the enrollment forms prescribed by the Plan Administrator (including a purchase agreement and a payroll deduction authorization) and file such forms with the Plan Administrator (or its designate) no later than the day designated by the Plan Administrator in its discretion. However, any Employee of a Foreign Subsidiary who is a participant in the U.S. Plan immediately prior to the Effective Date shall automatically become a Participant in the initial purchase period under the Sub-Plan and such individual’s payroll deductions under the Sub-Plan shall continue at the same rate authorized under the U.S. Plan immediately prior to the Effective Date unless the Participant shall change such rate in accordance with Section V(c) of the U.S. Plan.

VI.	STOCK SUBJECT TO THE SUB-PLAN

The Stock purchasable by Participants under the Sub-Plan shall be made available from shares reserved under the U.S. Plan and any shares issued under the Sub-Plan will reduce,

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on a share-for-share basis, the number of shares of Stock available for subsequent issuance under the U.S. Plan.

VII.	PURCHASE RIGHTS

An Employee who participates in the Sub-Plan for a particular purchase period shall have the right to purchase Stock upon the terms and conditions set forth below and shall execute a purchase agreement embodying such terms and conditions and such other provisions (not inconsistent with the Sub-Plan) as the Plan Administrator may deem advisable.

(a) Purchase Price. The U.S. Dollar purchase price shall be determined in accordance with the provisions of Section VII(a) of the U.S. Plan.

(b) Number of Purchasable Shares. The number of shares purchasable by a Participant shall be determined in accordance with the provisions of Section VII(b) of the U.S. Plan.

(c) Payment. Except to the extent otherwise determined by the Plan Administrator, payment for Stock purchased under the Sub-Plan shall be effected by means of the Participant’s authorized payroll deductions. Such deductions shall begin on the first pay day coincident with or immediately following the commencement date of the relevant purchase period and, unless terminated earlier pursuant to Sections VII (e) or (f) below, shall terminate with the pay day ending with or immediately prior to the last day of the purchase period. The amounts so collected shall be credited to the Participant’s individual book account under the Sub-Plan, initially in the currency in which paid by the Foreign Subsidiary until converted into U.S. Dollars. Accordingly, all purchases of Stock under the Sub-Plan are to be made with the U.S. Dollars into which the payroll deductions for the purchase period or other approved contributions have been converted. No interest shall be paid on the balance from time to time outstanding in the book account maintained for the Participant, except as otherwise required by law. The amounts collected from a Participant may be commingled with the general assets of the Company or the Foreign Subsidiary and may be used for general corporate purposes, except as otherwise required by law.

(d) Conversion into U.S. Dollars. For purposes of determining the number of shares purchasable by a Participant, the payroll deductions credited to each Participant’s book account during each purchase period shall be converted into U.S. Dollars on the purchase date for that purchase period on the basis of the exchange rate in effect on such date. The Plan Administrator shall have the absolute discretion to determine the applicable exchange rate to be in effect for each purchase date by any reasonable method (including, without limitation, the exchange rate actually used by the Company for its intra-Company financial transactions for the month of such transfer). Any changes or fluctuations in the exchange rate at which the payroll deductions or other approved contributions collected on the Participant’s behalf are converted into U.S. Dollars on each purchase date shall be borne solely by the Participant.

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(e) Withdrawal from Purchase Period. Withdrawal from a purchase period shall be governed in accordance with the provisions of Section VII(e) of the U.S. Plan.

(f) Termination of Employment/Leave of Absence. Except as otherwise provided under Sections VII(g) or (o) below, if a Participant ceases to remain an Employee while his/her purchase right remains outstanding, then such purchase right shall immediately terminate and all sums previously collected from the Participant during the purchase period in which such termination occurs shall be promptly refunded to the Participant in the currency in which paid by the Foreign Subsidiary. However, should the Participant die or become permanently disabled while in Employee status or should the Participant cease active service by reason of a leave of absence, then the Participant (or the person or persons to whom the rights of the deceased Participant under the Sub-Plan are transferred by will or by the laws of descent and distribution) shall have the election, exercisable up until the end of the purchase period in which the Participant dies or becomes permanently disabled or in which the leave of absence commences, to (i) withdraw all the funds in the Participant’s payroll account at the time of his/her cessation of Employee status or the commencement of such leave, with the withdrawn funds to be paid in the same currency in which paid by the Foreign Subsidiary, or (ii) have such funds held for the purchase of shares at the end of such purchase period. If no such election is made, then such funds shall automatically be held for the purchase of shares at the end of such purchase period. In no event, however, shall any further payroll deductions or other contributions be added to the Participant’s account following his/her cessation of Employee status or the commencement of such leave. Should the Participant return to active service (x) within ninety (90) days following the commencement of his/her leave of absence or (y) prior to the expiration of any longer period for which such Participant’s right to reemployment with the Foreign Subsidiary is guaranteed by statute or contract, then his/her payroll deductions under the Sub-Plan shall automatically resume upon his/her return at the rate in effect at the time the leave began, and if a new purchase period begins during the period of the leave, then the Participant will automatically be enrolled in that purchase period at the rate of payroll deduction in effect for him/her at the time the leave commenced, but payroll deductions for that purchase period shall not actually begin until the Participant returns to active service. However, an individual who returns to active employment following a leave of absence that exceeds in duration the applicable (x) or (y) time period will be treated as a new Employee for purposes of subsequent participation in the Sub-Plan and must accordingly re-enroll in the Sub-Plan (by making a timely filing of the prescribed enrollment forms) on or before the start date of any subsequent purchase period in which he or she wishes to participate.

For purposes of the Sub-Plan: (a) a Participant shall be considered to be an Employee for so long as such Participant remains in the active employ of a Foreign Subsidiary, and (b) a Participant shall be deemed to be permanently disabled if he/she is unable, by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of at least twelve (12) months, to engage in any substantial gainful employment.

(g) Transfer of Employment. In the event that a Participant who is an Employee of a Foreign Subsidiary is transferred and becomes an employee of the Company during a purchase period under the Sub-Plan, such individual shall continue to remain a Participant in the

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Sub-Plan, and payroll deductions shall continue to be collected until the next purchase date as if the Participant had remained an Employee of the Foreign Subsidiary.

In the event that an employee of the Company who is a participant in the U.S. Plan is transferred and becomes an Employee of a Foreign Subsidiary during a purchase period in effect under the U.S. Plan, such individual shall automatically become a Participant under the Sub-Plan for the duration of the purchase period in effect at that time under the Sub-Plan and the balance in such individual’s book account maintained under the U.S. Plan shall be transferred as a balance to a book account opened for such individual under the Sub-Plan. Such balance, together with all other payroll deductions or other approved contributions collected from such individual by the Foreign Subsidiary for the remainder of the purchase period under the Sub-Plan (as converted into U.S. Dollars), shall be applied on the next purchase date to the purchase of Stock under the Sub-Plan.

(h) Stock Purchase. The purchase of shares of Stock shall be governed by the provisions of Section VII(f) of the U.S. Plan.

(i) Proration of Purchase Rights. The proration of purchase rights shall be governed by Section VII(g) of the U.S. Plan.

(j) Shareholder Rights. Shareholder rights shall be governed by Section VII(h) of the U.S. Plan.

(k) ESPP Broker Account. The ESPP Broker Account shall be governed by Section VII(i) of the U.S. Plan.

(l) Additional Restrictions on Transfer of Shares to Comply with Local Law. In order to comply with local law (including, without limitation, local securities and foreign exchange laws), the Company may require a Participant to retain the shares purchased on his or her behalf in the Participant’s ESPP Broker Account until the sale of such shares.

(m) Assignability. The assignability of purchase rights shall be governed by Section VII(j) of the U.S. Plan.

(n) Merger or Liquidation of Company. In the event the Company or its shareholders enter into an agreement to dispose of all or substantially all of the assets or outstanding capital stock of the Company by means of a sale, merger or reorganization in which the Company will not be the surviving corporation (other than a reorganization effected primarily to change the State in which the Company is incorporated, a merger or consolidation with a wholly-owned subsidiary, or any other transaction in which there is no substantial change in the shareholders of the Company or their relative stock holdings, regardless of whether the Company is the surviving corporation) or in the event the Company is liquidated, then all outstanding purchase rights under the Sub-Plan shall automatically be exercised immediately prior to the consummation of such sale, merger, reorganization or liquidation by applying all sums previously collected from Participants during the purchase period of such transaction, as converted into U.S. Dollars, to the purchase of whole shares of Stock, subject, however, to the

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applicable limitations of Section VII(b). Payroll deductions or other approved contributions not yet converted into U.S. Dollars at the time of such transaction shall be converted from the currency in which paid by the Foreign Subsidiary into U.S. Dollars on the basis of the exchange rate in effect at the time of such transaction, and the applicable limitation on the number of shares of Stock purchasable per Participant shall continue to apply to each purchase. Should the Company sell or otherwise dispose of its ownership interest in any Foreign Subsidiary participating in the Sub-Plan, whether through merger or sale of all or substantially all of the assets or outstanding capital stock of that Foreign Subsidiary, then a similar exercise of outstanding purchase rights shall be effected immediately prior to the effective date of such disposition, but only to the extent those purchase rights are attributable to the Employees of such Foreign Subsidiary.

(o) Acquisitions and Dispositions. The Plan Administrator may, in its sole and absolute discretion, create special purchase periods for individuals who become Employees solely in connection with the acquisition of another company or business by merger, reorganization or purchase of assets and may provide for special purchase dates for Participants who cease to be Employees solely in connection with the disposition of a portion of any Foreign Subsidiary, which purchase periods and purchase rights granted pursuant thereto shall, notwithstanding anything stated herein, be subject to such terms and conditions as the Plan Administrator considers appropriate in the circumstances.

VIII.	ACCRUAL LIMITATIONS

Accrual limitations are governed by Article VIII of the U.S. Plan.

IX.	AMENDMENT AND TERMINATION

The amendment and termination of the Sub-Plan are governed by Article IX of the U.S. Plan.

X.	GENERAL PROVISIONS

(a) All costs and expenses incurred in the administration of the Sub-Plan shall be paid by the Company or the Foreign Subsidiary.

(b) Neither the action of the Company in establishing the Sub-Plan, nor any action taken under the Sub-Plan by the Board or the Plan Administrator, nor any provision of the Sub-Plan itself shall be construed so as to grant any person the right to remain in the employ of the Company or any Corporate Affiliate for any period of specific duration, and such person’s employment may be terminated at any time, with or without cause.

(c) Additional or different provisions for individual Foreign Subsidiaries may be incorporated in one or more Addenda to the Sub-Plan. Such Addenda shall have full force and effect with respect to the Foreign Subsidiaries to which they apply. In the event of a conflict between the provisions of such an Addendum and one or more other provisions of the Sub-Plan, other than the provisions of Article VIII, the provisions of the Addendum shall be controlling.

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(d) The provisions of the Sub-Plan shall be governed by the laws of the State of California without resort to that State’s conflicts-of-laws rules, unless provided otherwise by the Plan Administrator.

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Schedule A

CISCO SYSTEMS, INC.

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS, NOVEMBER 11, 2003

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned revokes all previous proxies, acknowledges receipt of the notice of the shareholders’ annual meeting to be held November 11, 2003 and the proxy statement, and appoints John T. Chambers and Dennis D. Powell or either of them the proxy of the undersigned, with full power of substitution, to vote all shares of Common Stock of Cisco Systems, Inc. that the undersigned is entitled to vote, either on his or her own behalf or on behalf of an entity or entities, at the Annual Meeting of Shareholders of Cisco to be held on Tuesday, November 11, 2003 at 10:00 a.m., and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED. IF NO CHOICE IS SPECIFIED, THEN THIS PROXY WILL BE VOTED IN FAVOR OF ELECTING THE ELEVEN NOMINEES NOTED HEREON TO THE BOARD OF DIRECTORS, FOR PROPOSAL 2 AND 3 AND AGAINST PROPOSALS 4 AND 5. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

SEE REVERSE SIDE	TO BE SIGNED AND DATED ON REVERSE SIDE	SEE REVERSE SIDE

CISCO SYSTEMS, INC. C/O PROXY SERVICES P.O. BOX 9112 FARMINGDALE, NY 11735

VOTE BY INTERNET—www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site. You will be prompted to enter your 12-digit Control Number which is located below to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE—1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call. You will be prompted to enter your 12-digit Control Number which is located below and then follow the simple instructions the Vote Voice provides you.

VOTE BY MAIL

Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Cisco Systems, Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	CISCO-N	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CISCO SYSTEMS, INC.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

THE ELECTION OF EACH OF THE NOMINEES LISTED BELOW.

PROPOSAL 1 —

To elect as directors the following nominees:

(01) Carol A. Bartz, (02) Larry R. Carter, (03) John T. Chambers, (04) Dr. James F. Gibbons, (05) Dr. John L. Hennessy, (06) Roderick C. McGeary, (07) James C. Morgan, (08) John P. Morgridge, (09) Donald T. Valentine, (10) Steven M. West, (11) Jerry Yang.

	For All ☐	Withhold All ☐	For All Except ☐	To withhold authority to vote for any individual nominee, mark “For All Except” and write the nominee’s number on the line below.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 2 AND 3.				For	Against	Abstain

PROPOSAL 2 —	To approve an amendment and restatement of the Employee Stock Purchase Plan, including an increase of 100,000,000 shares authorized for issuance under the plan and a 5-year extension of the plan, as more fully set forth in the accompanying proxy statement.			☐	☐	☐

PROPOSAL 3 —	To ratify the appointment of PricewaterhouseCoopers LLP as Cisco’s independent auditors for the fiscal year ending July 31, 2004.			☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “AGAINST” PROPOSALS 4 AND 5.

PROPOSAL 4 —	Proposal submitted by a shareholder that the Board prepare a report each fiscal year on Cisco hardware and software provided to government agencies and state-owned communications or information technology entities in any country, as more fully set forth in the accompanying proxy statement.			☐	☐	☐

PROPOSAL 5 —	Proposal submitted by shareholders that the Board’s Compensation Committee prepare and make available by January 1, 2004, a report comparing total compensation of the Company’s top executives and its lowest paid workers in the U.S. and abroad as of specific dates, as more fully set forth in the accompanying proxy statement.			☐	☐	☐

This proxy card must be signed for your instructions to be executed. Each joint owner should sign. Signatures should correspond with names printed on this proxy card. Attorneys, executors, administrators, guardians, trustees, corporate officers or others signing in a representative capacity should give full title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date